EXHIBIT 10.29

AWARD / CONTRACT	1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350)				RATING DO-C9(T)	PAGE OF PAGES 1 17

2. CONTRACT (Proc. Inst. Ident.) NO. N00014-02-C-0250	3. EFFECTIVE DATE SEE BLCOK 20C		4. REQUISITION / PURCHASE REQUEST / PROJECT NO. 02PR09637-00 & 01

5. ISSUED BY	CODE	N00014	6. ADMINISTERED BY (If Other Than Item 5)			CODE S1103A
OFFICE OF NAVAL RESEARCH ONR 251: WADE WARGO (703) 696-2574 BALLSTON TOWER ONE 800 NORTH QUINCY STREET ARLINGTON, VA 22217-5660			DCM ATLANTA 805 WALKER STREET SUITE 1 MARIETTA, GA 30060-2789		SCD-C

7. NAME AND ADDRESS OF CONTRACTOR (NO., street, city, county, State and ZIP Code.)					8. DELIVERY See SECTION F of Schedule
CREE INC. 4600 SILICON DRIVE DURHAM, NC 27703					☐ FOB ORIGIN ☐ OTHER (see below) 9. DISCOUNT FOR PROMPT PAYMENT N.A.

CODE OC9J8		FACILITY CODE			10. SUBMIT INVOICES (4 Copies Unless Otherwise Specified) TO THE ADDRESS SHOW IN ☐	ITEM SEE SECTION G

11. SHIP TO / MARK FOR PROGRAM OFFICER SEE SECTION F – DELIVERIES OR PERFORMANCE	CODE	N00014	12. PAYMENT WILL BE MADE BY DFAS COLUMBUS CENTER DFAS CO SOUTH ENTITLEMENT OPERATIONS PO BOX 182264 COLUMBUS, OH 43218-2264			CODE HQ0338

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:			14. ACCOUNTING AND APPROPRIATION DATA
☐ 10 U.S.C. 2304(c)( N/A)	☐ 41 U.S.C. 253(c)( N/A)		See Attached Financial Accounting Data Sheet(s)

15A. ITEM NO.	15B. SUPPLIES/SERVICES See SECTION B of Schedule		15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT

			15G. TOTAL AMOUNT OF CONTRACT			See SECTION B of Schedule

16. TABLE OF CONTENTS

(X)	SEC	DESCRIPTION	PAGE(S)	(X)	SEC.	DESCRIPTION	PAGE(S)

		PART I – THE SCHEDULE				PART II – CONTRACT CLAUSES

☒	A	SOLICITATION/CONTRACT FORM	1	☒	I	CONTRACT CLAUSES	10

☒	B	SUPPLIES OR SERVICES AND PRICES/COSTS	2		PART III – LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.

☒	C	DESCRIPTION/SPECS./WORK STATEMENT	2	☒	J	LIST OF ATTACHMENTS	17

☒	D	PACKAGING AND MARKING	2		PART IV – REPRESENTATIONS AND INSTRUCTIONS

☒	E	INSPECTION AND ACCEPTANCE	2	☒	K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS	17

☒	F	DELIVERIES OR PERFORMANCE	2

☒	G	CONTRACT ADMINISTRATION DATA	3		L	INSTRS., CONDS., AND NOTICES TO OFFERORS

☒	H	SPECIAL CONTRACT REQUIREMENTS	6		M	EVALUATION FACTORS FOR AWARD

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. [XX] CONTRACTOR’S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return 2 copies to issuing office). Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. ☐ AWARD (Contractor is not required to sign this document).

Your offer on Solicitation

Number             , including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government’s solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (Type or Print) Denise S. Holliday Contracts Manager		20A. NAME OF CONTRACTING OFFICER Susan M. Sutherland, Contracting Officer

19B. NAME OF CONTRACTOR	19C. DATE SIGNED	20B. UNITED STATES OF AMERICA	20C. DATE SIGNED

BY /s/ Denise S. Holliday	7/3/02	BY /s/ Bona Filahun	7/3/02
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8069 PREVIOUS EDITIONS UNUSABLE NAVONR OVERPRINT (4-85)	STANDARD FORM 26 (REV. 4-85) Prescribed by GSA FAR (48 CFR) 53.214(a)

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

ITEM NO.	SUPPLIES/SERVICES	ESTIMATED GOVERNMENT COST SHARE	ESTIMATED CONTRACTOR COST SHARE	TOTAL ESTIMATED COSTS
0001	The Contractor shall furnish the necessary personnel and facilities to conduct the research effort as described in Section C.	[***]	[***]	[***]
000101 ACRN: AA [***]
000102 ACRN: AB [***]
000103 ACRN: AC [***]
0002	Deliverables as specified in Attachment Number 2			NSP
0003	Reports and Data in accordance with Exhibit A (DD Form 1423)			NSP
TOTAL ESTIMATED CONTRACT CONSIDERATION:		[***]	[***]	[***]

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

1)	The research effort to be performed hereunder shall be subject to the requirements and standards contained in Exhibit A and the following paragraph(s).

2)	The Contractor shall conduct the research effort in accordance with Attachment Number 1, entitled “Statement of Work”. The contractor shall provide the deliverables specified in Attachment Number 2 of the contract.

SECTION D - PACKAGING AND MARKING

Preservation, packaging, packing and marking of all deliverable contract line items shall conform to normal commercial packing standards to assure safe delivery at destination.

SECTION E - INSPECTION AND ACCEPTANCE

Inspection and acceptance of the final delivery under this contract will be accomplished by the Program Officer designated in Section F of this contract, who shall have at least thirty (30) days after contractual delivery for acceptance.

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONTRACT NUMBER N00014-02-C-0250	PAGE 2

SECTION F - DELIVERIES OR PERFORMANCE

1)	The research effort performed under this contract shall be conducted during the period from 20 MAY 2002 through 30 JUN 2005. A final report will be prepared, submitted, reproduced and distributed by sixty days thereafter unless the contract is extended, in which case, the final report will be prepared in accordance with the terms of such extension.

a)	Item No. 0002 of Section B (Deliverables) shall be delivered as specified in Attachment Number 2, F.O.B. Destination.

b)	Item No. 0003 of Section B (Reports and Data) shall be delivered within the time periods stated in Exhibit A, F.O.B. Destination.

2)	Distribution, consignment and marking instructions for all items shall be in accordance with Enclosure Number 1 and the following:

Program Officer

Office of Naval Research

Ballston Tower One

800 North Quincy Street

Arlington, Virginia 22217-5660

Attn: Dr. Harry Dietrich, Code 312, Telephone (703) 696-0240

Ref: Contract N00014-02-C-0250

SECTION G - CONTRACT ADMINISTRATION DATA

1.	NAPS 5252.232-9001	SUBMISSION OF INVOICES (COST REIMBURSEMENT, TIME-AND-MATERIALS, LABOR-HOUR, OR FIXED PRICE INCENTIVE) (JUL 1992)

(a)	“Invoice” as used in this clause includes contractor requests for interim payments using public vouchers (SF 1034) but does not include contractor requests for progress payments under fixed price incentive contracts.

(b)	The Contractor shall submit invoices and any necessary supporting documentation, in an original and 4 copies, to the contract auditor* at the following address:

Defense Contract Audit Agency

DCAA/MABO

P.O. Box 891

Arnold, MD 21012-0891

Telephone: (410) 260-5420

Fax: (410) 260-5986

CONTRACT NUMBER N00014-02-C-0250	PAGE 3

unless delivery orders are applicable, in which case invoices will be segregated by individual order and submitted to the address specified in the order. In addition, an information copy shall be submitted to the Program Officer identified in Section F.2a of this contract. Following verification, the contract auditor* will forward the invoice to the designated payment office for payment in the amount determined to be owing, in accordance with the applicable payment (and fee) clause(s) of this contract.

(c)	Invoices requesting interim payments shall be submitted no more than once every two weeks, unless another time period is specified in the Payments clause of this contract. For indefinite delivery type contracts, interim payment invoices shall be submitted no more than once every two weeks for each delivery order. There shall be a lapse of no more than 30 calendar days between performance and submission of an interim payment invoice.

(d)	In addition to the information identified in the Prompt Payment clause herein, each invoice shall contain the following information, as applicable:

(1) Contract line item number (CLIN)

(2) Subline item number (SLIN)

(3) Accounting Classification Reference Number (ACRN)

(4) Payment terms

(5) Procuring activity

(6) Date supplies provided or services performed

(7) Costs incurred and allowable under the contract

(8) Vessel (e.g., ship, submarine or other craft) or system for which supply/service is provided.

(e)	A DD Form 250, “Material Inspection and Receiving Report”,

☐	is required with each invoice submittal.

☒	is required only with the final Invoice.

☐	is not required.

(f)	A Certificate of Performance

☐	shall be provided with each invoice submittal.

☒	is not required

(g)	The Contractor’s final invoice shall be identified as such, and shall list all other invoices (if any) previously tendered under this contract.

(h)	Costs of performance shall be segregated, accumulated and invoiced to the appropriate ACRN categories to the extent possible. When such segregation of costs by ACRN is not possible for invoices submitted with CLINS/SLINS with more than one ACRN, an allocation ratio shall be established in the same ratio as the obligations cited in the accounting data so that costs are allocated on a proportional basis.

CONTRACT NUMBER N00014-02-C-0250	PAGE 4

*	In contracts with the Canadian Commercial Corporation, substitute “Administrative Contracting Officer” for “contract auditor”.

2.	Submission of Invoices Direct to Payment Office

a)	Pursuant to DFARS 242.803(b)I)(C), if the cognizant Government auditor has notified the contractor of its authorization to do so, the contractor may submit interim vouchers under this contract direct to the payment office shown in Block 12 of SF-26 instead of to the address shown in subparagraph (b) of section G.1 above.

b)	Such authorization does not extend to the first and final vouchers. The contractor shall continue to submit first vouchers to the cognizant auditor shown in subparagraph (b) of section G.1. above. The final voucher shall be submitted to the Administrative Contracting Officer (SF-26 block 6) with a copy to the cognizant auditor.

3.	Method of Payment

As consideration for the proper performance of the work and services required under this contract, the Contractor shall be paid as follows:

a)	Costs, as provided for under the contract clause entitled “Allowable Cost and Payment,” not to exceed the amount set forth as “Estimated Cost” in Section B, subject to the contract clause entitled “Limitation of Cost” or “Limitation of Funds” whichever is applicable.

4.	Procuring Office Representatives

a)	In order to expedite administration of this contract, the Administrative Contracting Officer should direct inquiries to the appropriate office listed below. Please do not direct routine inquiries to the person listed in Item 20A on Standard Form 26.

Contract Negotiator – Wade Wargo, ONR 251, (703) 696-2574, DSN 426-2574, E-Mail Address: wargow@onr.navy.mil

Inspection and Acceptance –	Dr. Harry Dietrich, ONR 312, (703) 696-0240, DSN 426-0240, E-Mail Address: dietrih@onr.navy.mil

Security Matters - Ms. Jennifer Ramsey, ONR 43, (703) 696-4618, DSN 426-4618

Patent Matters - Mr. Tom McDonnell, ONR 00CC, (703) 696-4000, DSN 426-4000.

b)	The Administrative Contracting Officer will forward invention disclosures and reports directly to Corporate Counsel (Code 00CC), Office of Naval Research, Department of the Navy, Arlington, Virginia 22217-5660. The Corporate Counsel will return the reports along with a recommendation to the Administrative Contracting Officer. The Corporate Counsel will represent the Contracting Officer with regard to invention reporting matters arising under this contract.

CONTRACT NUMBER N00014-02-C-0250	PAGE 5

5.	Allotment of Funds

It is hereby understood and agreed that the Government’s share of this contract will not exceed a total amount of [***]. The total amount presently available for payment and allotted to this contract is [***]. It is estimated that the amount allotted of [***] will cover the period from [***].

6.	Controlled Unclassified Information

The parties understand that information and materials provided pursuant to or resulting from this contract may be export controlled, sensitive, for official use only, or otherwise protected by law, executive order or regulation. The Contractor is responsible for compliance with all applicable laws and regulations. Nothing in this Contract shall be construed to permit any disclosure in violation of those restrictions.

7.	Precontract Costs

In accordance with FAR 31.205-32, all costs which have been incurred by the Contractor on or after 20 MAY 2002 and before the effective date of this contract, where their incurrence is necessary to comply with the proposed contract delivery schedule, will be considered allowable only to the extent that they would have been allowable if incurred after the date of contract award and only to a maximum of [***], through the date of contract award. The maximum amount of [***] is to be split between the Government’s share of [***] and the Contractor’s share of [***]. This cost share ratio for the maximum amount is [***] for the Government and [***] for the Contractor.

8.	Transfer of Government Furnished Property from AFRL Contract F33615-99-C-5316 to ONR Contract N00014-02-C-0250

Upon completion of AFRL Contract F33615-99-C-5316, the accountability of all non-deliverable materials, property, and equipment from the AFRL contract shall be transferred to this ONR contract.

9.	Master Subcontracting Plan

The contractor’s Master Small Business Subcontracting Plan, submitted on 08 DEC 2000 and accepted by the ACO, Majorie Hockstetler (DCM Raleigh Durham), on 08 JAN 2001, is applicable to this contract. Specific goals for this contract are in accordance with Attachment Number 3, entitled “Addendum to Master Subcontracting Plan”, of this contract.

10.	Type of Contract

This is a [***] (completion) contract.

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONTRACT NUMBER N00014-02-C-0306	PAGE 6

SECTION H - SPECIAL CONTRACT REQUIREMENTS

1.	ONR 5252.235-9714 REPORT PREPARATION (FEB 2002)

Scientific or technical reports prepared by the Contractor and deliverable under the terms of this contract will be prepared in accordance with format requirements contained in ANSI/NISO Z39.18-1995, Scientific and Technical Reports: Elements, Organization, and Design.

[NOTE: All NISO American National Standards are available as free, downloadable pdf(s) at http://www.niso.org/standards/index.html . NISO standards can also be purchased in hardcopy form from NISO Press Fulfillment, P. O. Box 451, Annapolis Junction, MD 20701-0451 USA. Telephone U.S. and Canada: (877) 736-6476; Outside the U.S. and Canada: 301-362-6904; Fax: 301-206-9789.]

2.	ONR 5252.210-9708 METRICATION REQUIREMENTS (DEC 1988)

a)	All scientific and technical reports delivered pursuant to the terms of this contract shall identify units of measurement in accordance with the International System of Units (SI) commonly referred to as the “Metric System”. Conversion to U.S. customary units may also be given where additional clarity is deemed necessary. Guidance for application of the metric system is contained in the American Society of Testing Materials document entitled “Standard Practice for Use of the International System of Units (The Modernized Metric System)” (ASTM Designation E 380-89A)

b)	This provision also applies to journal article preprints, reprints, commercially published books or chapters of books, theses or dissertations submitted in lieu of a scientific and/or technical report.

3.	Invention Disclosures and Reports

The Contractor shall submit all invention disclosures and reports required by the Patent Rights clause of this contract to the Administrative Contracting Officer.

4.	ONR 5252.242-9718 TECHNICAL DIRECTION (FEB 2002)

a)	Performance of the work hereunder is subject to the technical direction of the Program Officer/COR designated in this contract, or duly authorized representative. For the purposes of this clause, technical direction includes the following:

1)	Direction to the Contractor which shifts work emphasis between work areas or tasks, requires pursuit of certain lines of inquiry, fills in details or otherwise serves to accomplish the objectives described in the statement of work;

2)	Guidelines to the Contractor which assist in the interpretation of drawings, specifications or technical portions of work description.

b)	Technical direction must be within the general scope of work stated in the contract.

CONTRACT NUMBER N00014-02-C-0250	PAGE 7

Technical direction may not be used to:

1)	Assign additional work under the contract;

2)	Direct a change as defined in the contract clause entitled “Changes”;

3)	Increase or decrease the estimated contract cost, the fixed fee, or the time required for contract performance; or

4)	Change any of the terms, conditions or specifications of the contract.

c)	The only individual authorized to in any way amend or modify any of the terms of this contract shall be the Contracting Officer. When, in the opinion of the Contractor, any technical direction calls for effort outside the scope of the contract or inconsistent with this special provision, the Contractor shall notify the Contracting Officer in writing within ten working days after its receipt. The Contractor shall not proceed with the work affected by the technical direction until the Contractor is notified by the Contracting Officer that the technical direction is within the scope of the contract.

d)	Nothing in the foregoing paragraphs may be construed to excuse the Contractor from performing that portion of the work statement which is not affected by the disputed technical direction.

5.	ONR 5252.237-9705 Key Personnel (DEC 88)

a)	The Contractor agrees to assign to the contract tasks those persons whose resumes were submitted with its proposal and who are necessary to fulfill the requirements of the contract as “key personnel”. No substitutions may be made except in accordance with this clause.

b)	The Contractor understands that during the first ninety (90) days of the contract performance period, no personnel substitutions will be permitted unless these substitutions are unavoidable because of the incumbent’s sudden illness, death or termination of employment. In any of these events, the Contractor shall promptly notify the Contracting Officer and provide the information described in paragraph (c) below. After the initial ninety (90) day period the Contractor must submit to the Contracting Officer all proposed substitutions, in writing, at least 30 days in advance (60 days if security clearance must be obtained) of any proposed substitution and provide the information required by paragraph (c) below.

c)	Any request for substitution must include a detailed explanation of the circumstances necessitating the proposed substitution, a resume for the proposed substitute, and any other information requested by the Contracting Officer. Any proposed substitute must have qualifications equal to or superior to the qualifications of the incumbent. The Contracting Officer or his/her authorized representative will evaluate such requests and promptly notify the Contractor in writing of his/her approval or disapproval thereof.

d)	In the event that any of the identified key personnel cease to perform under the contract and the substitute is disapproved, the contract may be immediately terminated in accordance with the Termination clause of the contract.

The following are identified as key personnel:

CONTRACT NUMBER N00014-02-C-0250	PAGE 8

Labor Category	First/M/Last Name
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONTRACT NUMBER N00014-02-C-0250	PAGE 9

SECTION I - CONTRACT CLAUSES

[***] (MAY 2002) (1)

Attention: Prime Contractors. If a subaward is made to an educational institution, Prime Contractors are directed to please refer to the ONR Model Award for appropriate flow-down clauses to universities. See http://www.onr.navy.mil, click Contracts & Grants Icon. Click Model Awards Link. Click Section I clauses that flow-down to University subcontractors.

(A)	FAR 52.252-02 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at these addresses:

http://www.arnet.gov/far/

http://web1.deskbook.osd.mil/htmlfiles/DBY_far.asp

http://web2.deskbook.osd.mil/htmlfiles/DBY_dfars.asp

http://farsite.hill.af.mil/farsite_script.html

For instance, a dollar threshold may trigger the applicability of the clause or a certain condition of the research may trigger the applicability of the clause. In order to provide some assistance, as to when a dollar threshold triggers a clause, we have associated certain symbols with dollar thresholds. The symbols and their appropriate dollar thresholds are as follows:

*	Applies when contract action exceeds $10,000
**	Applies when contract action exceeds $100,000
+	Applies when contract action exceeds $500,000
++	Applies when contract action exceeds $500,000 and subcontracting possibilities exist. Small Business Exempt.
x	(DD 250)
xx	Not applicable

I.	FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES:

**	FAR 52.202-1	Definitions (DEC 2001)
**	FAR 52.203-3	Gratuities (APR 1984)
**	FAR 52.203-5	Covenant Against Contingent Fees (APR 1984)
**	FAR 52.203-6	Restrictions on Subcontractor Sales to the Government (JUL 1995)
**	FAR 52.203-7	Anti-Kickback Procedures (JUL 1995)
**	FAR 52.203-8	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity (JAN 1997)
**	FAR 52.203-10	Price or Fee Adjustment for Illegal or Improper Activity (JAN 1997)
**	FAR 52.203-12	Limitation on Payments to Influence Certain Federal Transactions (JUN 1997)
**	FAR 52.204-4	Printing/Copying Double-Sided on Recycled Paper (AUG 2000)
	FAR 52.211-15	Defense Priority and Allocation Requirements (SEP 1990)
**	FAR 52.215-2	Audit and Records—Negotiation (JUN 1999) and Alternate II (APR 1998) (Alternate II is only applicable with cost reimbursement contracts with State and local Governments, educational institutions, and other non-profit organizations.)

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONTRACT NUMBER N00014-02-C-0250	PAGE 10

	FAR 52.215-8	Order of Precedence—Uniform Contract Format (OCT 1997)
+	FAR 52.215-10	Price Reduction for the Defective Cost or Pricing Data (OCT 1997) (The clause is applicable to subcontracts over $550,000.)
+	FAR 52.215-12	Subcontractor Cost or Pricing Data (OCT 1997) (Applicable to subcontracts over $550,000 only)
**	FAR 52.215-14	Integrity of Unit Prices (OCT 1997) and Alternate I (OCT 1997) (Alternate I is applicable if the action is contracted under Other Than Full and Open Competition)
+	FAR 52.215-15	Pension Adjustments and Asset Reversions (DEC 1998)
+	FAR 52.215-18	Reversion or Adjustment of Plans for Postretirement Benefits (PRB) Other than Pensions (OCT 1997)
+	FAR 52.215-19	Notification of Ownership Changes (OCT 1997) (Applicable when Cost or Pricing Data is required)
	FAR 52.216-7	Allowable Cost and Payment (FEB 2002)
	FAR 52.216-8	Fixed Fee (MAR 1997)
**	FAR 52.219-4	Notice of Price Evaluation Preference for HUBzone Small Business Concerns (JAN 1999)
**	FAR 52.219-8	Utilization of Small Business Concerns (OCT 2000)
++	FAR 52.219-9	Small Business Subcontracting Plan (JAN 2002)
++	FAR 52.219-16	Liquidated Damages—Subcontracting Plan (JAN 1999)
	FAR 52.222-1	Notice to the Government of Labor Disputes (FEB 1997)
**	FAR 52.222-2	Payment for Overtime Premiums (JUL 1990) (Note: The word “zero” is inserted in the blank space indicated by an asterisk)
	FAR 52.222-3	Convict Labor (AUG 1996) (Reserved when FAR 52.222-20 Walsh Healy Public Contracts Act is applicable)
**	FAR 52.222-4	Contract Work Hours and Safety Standards Act—Overtime Compensation (SEP 2000)
	FAR 52.222-21	Prohibition of Segregated Facilities (FEB 1999)
	FAR 52.222-26	Equal Opportunity (APR 2002)
*	FAR 52.222-35	Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (DEC 2001 1998)
*	FAR 52.222-36	Affirmative Action for Workers with Disabilities (JUN 1998)
*	FAR 52.222-37	Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (DEC 2001)
**	FAR 52.223-14	Toxic Chemical Release Reporting (OCT 2000)
	FAR 52.225-13	Restrictions on Certain Foreign Purchases (JUL 2000)
**	FAR 52.227-1	Authorization and Consent (JUL 1995) and Alternate I (APR 1984)
**	FAR 52.227-2	Notice and Assistance Regarding Patent and Copyright Infringement (AUG 1996)
	FAR 52.228-7	Insurance Liability to Third Persons (MAR 1996) (Further to paragraph (a)(3), unless otherwise stated in this contract, types and limits of insurance required are as stated in FAR 28.307-2)
	FAR 52.232-9	Limitation on Withholding of Payments (APR 1984)
**	FAR 52.232-17	Interest (JUN 1996)
	FAR 52.232-23	Assignment of Claims (JAN 1986) and Alternate I (APR 1984)
	FAR 52.232-25	Prompt Payment (FEB 2002) and Alternate I (FEB 2002) (The words “the 30th day” are inserted in lieu of “the 7th day” at (a)(5)(i). [When Alternate I is applicable (a)(5)(i) does do not apply] [Alternate I applies when awarding a cost reimbursement contract for services]
	FAR 52.232-33	Payment by Electronic Funds Transfer—Central Contractor Registration (MAY 1999)
	FAR 52.233-1	Disputes (DEC 1998)
	FAR 52.233-3	Protest After Award (AUG 1996) and Alternate I (JUN 1985)
	FAR 52.242-1	Notice of Intent to Disallow Costs (APR 1984)
+	FAR 52.242-3	Penalties for Unallowable Costs (MAY 2001)

CONTRACT NUMBER N00014-02-C-0250	PAGE 11

	FAR 52.242-4	Certification of Final Indirect Costs (JAN 1997)
**	FAR 52.242-13	Bankruptcy (JUL 1995)
	FAR 52.242-15	Stop Work Order (AUG 1989) and Alternate I (APR 1984)
FAR 52.244-2

Subcontracts (AUG 1998) and Alternate I (AUG 1998)

[Insert in cost-reimbursement contracts, and letter, time-and-material, and labor-hour contracts exceeding SAP, and fixed price contracts exceeding SAP where unpriced actions are anticipated. Use Alternate I for cost-rembursement contracts]

**	FAR 52.244-5	Competition in Subcontracting (DEC 1996)
	FAR 52.244-6	Subcontracts for Commercial Items and Commercial Components (APR 2002)
	FAR 52.245-5	Government Property (Cost-Reimbursement, Time-and-Materials, or Labor-Hour Contracts) (JAN 1986) and ALT I (JUL 1985) (As modified by DoD Class Deviation 99-00008 dated 13 July 1999) (ALT I is applicable if the contractor is a nonprofit organization whose primary purpose is the conduct of scientific research)
**	FAR 52.247-64	Preference for Privately Owned U.S. Flag Commercial Vessels (JUN 2000)
	FAR 52.249-6	Termination (Cost-Reimbursement) (SEP 1996)
	FAR 52.249-14	Excusable Delays (APR 1984)
	FAR 52.251-1	Government Supply Sources (APR 1984)
	FAR 52.253-1	Computer Generated Forms (JAN 1991)

II.	DEPARTMENT OF DEFENSE FAR SUPPLEMENTAL (DFARS) (48 CFR CHAPTER 2) CLAUSES:

**	DFARS 252.203-7001	Prohibition On Persons Convicted of Fraud or Other Defense-Contract-Related Felonies (MAR 1999)
	DFARS 252.204-7003	Control of Government Work Product (APR 1992)
	DFARS 252.204-7004	Required Central Contractor Registration (NOV 2001)
**	DFARS 252.209-7000	Acquisition from Subcontractors subject to On-Site Inspection under the Intermediate Range Nuclear Forces (INF) Treaty (NOV 1995)
**	DFARS 252.209-7004	Subcontracting with Firms That Are Owned or Controlled by the Government of a Terrorist Country (MAR 1998)
+	DFARS 252.215-7000	Pricing Adjustments (DEC 1991)
++	DFARS 252.219-7003	Small, Small Disadvantaged and Women-owned Small Business Subcontracting Plan (DoD Contracts) (APR 1996)
**	DFARS 252.225-7012	Preference for Certain Domestic Commodities (APRIL 2002)
	DFARS 252.225-7031	Secondary Arab Boycott of Israel (JUN 1992)
	DFARS 252.227-7013	Rights in Technical Data – Noncommercial Items (NOV 1995), and Alternate I (JUN 1995)
	DFARS 252.227-7014	Rights In Noncommercial Computer Software and Noncommercial Computer Software Documentation (JUN 1995)
	DFARS 252.227-7016	Rights in Bid or Proposal Information (JUN 1995)
	DFARS 252.227-7019	Validation of Asserted Restrictions – Computer Software (JUN 1995)
	DFARS 252.227-7025	Limitations on the Use or Disclosure of Government-Furnished Information Marked with Restrictive Legends (JUN 1995)
	DFARS 252.227-7028	Technical Data or Computer Software Previously Delivered to the Government (JUN 1995)
	DFARS 252.227-7030	Technical Data – Withholding of Payment (MAR 2000)
	DFARS 252.227-7036	Declaration of Technical Data Conformity (JAN 1997)
	DFARS 252.227-7037	Validation of Restrictive Markings on Technical Data (SEP 1999)
	DFARS 252.231-7000	Supplemental Cost Principles (DEC 1991)
	DFARS 252.242-7000	Post-Award Conference (DEC 1991)
**	DFARS 252.243-7002	Requests for Equitable Adjustment (MAR 1998)
	DFARS 252.245-7001	Reports of Government Property (MAY 1994)

CONTRACT NUMBER N00014-02-C-0250	PAGE 12

X	DFARS 252.246-7000	Material Inspection and Receiving Report (DEC 1991)
	DFARS 252.251-7000	Ordering from Government Supply Sources (MAY 1995)
**	DFARS 252.247-7023	Transportation of Supplies by Sea (MAR 2000)
**	DFARS 252.247-7024	Notification Of Transportation Of Supplies By Sea (MAR 2000) (Applicable when the Contractor has made a negative response to the inquiry in the representation at DFARS 252.247-7022.)
	DFARS 252.251-7000	Ordering from Government Supply Sources (MAY 1995)

(B)	ADDITIONAL FAR AND DFARS CLAUSES

This contract incorporates one or more clauses by reference as indicated by the mark of (X), with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address: http://www.arnet.gov/far/

	FAR 52.204-2	Security Requirements (AUG 1996) (Applicable if contract will generate or require access to classified information and DD Form 254, Contract Security Classification Specification, is issued to the contractor)
X	FAR 52.209-6	Protecting the Government’s Interest when Subcontracting with Contractors Debarred, Suspended, or Proposed for Debarment (JUL 1995) (Applicable to contracts exceeding $25,000 in value.)
	FAR 52.215-17	Waiver of Facilities Capital Cost of Money (OCT 1997) (Applicable if the Contractor did not propose facilities capital cost of money in the offer)
X	FAR 52.215-20	Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data (OCT 1997) (Applicable if cost or pricing data or information other than cost or pricing data are required)
X	FAR 52.215-21	Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data - Modifications (OCT 1997) (Applicable if cost or pricing data or information other than cost or pricing data will be required for modifications)
	FAR 52.217-9	Option to Extend the Term of the Contract (MAR 2000) (In paragraph (a), insert “ ”, and in paragraph (c), insert “ ”) (Applicable if contract contains line item(s) for option(s)) (Complete the spaces in parentheses)
	FAR 52.219-3	Notice of Total HUBZone Set-Aside (JAN 1999)
	FAR 52.219-5	Very Small Business Set-Aside (MAR 1999) (For actions between $2,500 and $50,000)
	FAR 52.219-6	Notice of Total Small Business Set-Aside (JUL 1996), and Alternate I (OCT 1995) (Applicable to total small business set-asides, including SBIR)
	FAR 52.219-7	Notice of Partial Small Business Set-Aside (JUL 1996) and Alternate I (OCT 1995)
	FAR 52.219-10	Incentive Subcontracting Program (OCT 2001) (Applicable at the PCO’s discretion to contract actions exceeding $500,000 and when subcontracting possibilities exist. The clause is small business exempt) (In paragraph (b), insert the appropriate number between 0 and 10 – “XX”) (Complete the space in the parentheses)
	FAR 52.219-25	Small Disadvantaged Business Participation Program - Disadvantaged Status and Reporting (OCT 1999) (Applicable if contract includes

CONTRACT NUMBER N00014-02-C-0250	PAGE 13

FAR 52.219-24)
	FAR 52.219-26	Small Disadvantaged Business Participation Program—Incentive Subcontracting Program (OCT 2000) (Applicable at the PCO’s discretion to contract actions exceeding $500,000 and when subcontracting possibilities exist. The clause is small business exempt) (In paragraph (b), insert the appropriate number between 0 and 10 – “XX”) (Complete the space in the parentheses)
X	FAR 52.222-20	Walsh Healy Public Contracts Act (DEC 1996) (Applicable if the contract includes deliverable materials, supplies, articles or equipment in an amount that exceeds or may exceed $10,000)
	FAR 52.223-5	Pollution Prevention and Right-to-Know Information (APR 1998) (Applicable if contract provides for performance, in whole or in part, on a Federal facility)
X	FAR 52.223-6	Drug-Free Workplace (MAY 2001) (Applies when contract action exceeds $100,000 or at any value when the contract is awarded to an individual)
	FAR 52.230-2	Cost Accounting Standards (APR 1998) (Applicable when contract amount is over $500,000, if contractor is subject to full CAS coverage, as set forth in 48 CFR Chapter 99, Subpart 9903.201-2(a) (FAR Appendix B)
X	FAR 52.230-3	Disclosure and Consistency of Cost Accounting Practices (APR 1998) (Applicable when contract amount is over $500,000 but less than $25 million, and the offeror certifies it is eligible for and elects to use modified CAS coverage as set forth in 48 CFR Chapter 99, Subpart 9903.201-2 (FAR Appendix B)
X	FAR 52.230-6	Administration of Cost Accounting Standards (NOV 1999) (Applicable if contract is subject to either clause at FAR 52.230-2, FAR 52.230-3 or FAR 52.230-5)
X	FAR 52.232-20	Limitation of Cost (APR 1984) (Applicable only when contract action is fully funded)
X	FAR 52.232-22	Limitation of Funds (APR 1984) (Applicable only when contract action is incrementally funded)
	FAR 52.239-1	Privacy or Security Safeguards (AUG 1996) (Applicable to contracts for information technology which require security of information technology, and/or are for the design, development, or operation of a system of records using commercial information technology services or support services.)
	FAR 52.245-18	Special Test Equipment (FEB 1993) Applicable when it is anticipated that the contractor will acquire or fabricate special test equipment but the exact identification of the equipment is not known)
X	DFARS 252.203-7002	Display of DoD Hotline Poster (DEC 1991) (Applicable only when contract action exceeds $5 million or when any modification increases contract amount to more than $5 million)
X	DFARS 252.204-7000	Disclosure of Information (DEC 1991) (Applies when Contractor will have access to or generate unclassified information that may be sensitive and inappropriate for release to the public)
	DFARS 252.204-7005	Oral Attestation of Security Responsibilities (NOV 2001) (Applicable if FAR 52.204-2, Security Requirements Applies)
X	DFARS 252.205-7000	Provision of Information to Cooperative Agreement Holders (DEC 1991) (Applicable only when contract action exceeds $500,000 or when any modification increases total contract amount to more than $500,000)

CONTRACT NUMBER N00014-02.C-0250	PAGE 14

X	DFARS 252.215-7002	Cost Estimating System requirements (Oct 1998) (Applicable only to contract actions awarded on the basis of certified cost or pricing data)
	DFARS 252.223-7004	Drug-Free Work Force (SEP 1988) (Applicable (a) if contract involves access to classified information: or (b) when the Contracting Officer determines that the clause is necessary for reasons of national security or for the purpose of protecting the health or safety of performance of the contract.
	DFARS 252.223-7006	Prohibition on Storage and Disposal of Toxic and Hazardous Materials (APR 1993) (Applicable if work requires, may require, or permits contractor performance on a DoD installation)
	DFARS 252.225-7001	Buy American Act and Balance of Payments Program (MAR 1998) (Applicable if the contract includes deliverable supplies) (This clause does not apply if an exception to the Buy American Act or Balance of Payments Program is known or if using the clause at 252.225-7007, 252.225-7021, or 252.225-7036.)
	DFARS 252.225-7002	Qualifying Country Sources as Subcontractors (DEC 1991) (Applicable when clause at DFARS 252.225-7001, 252.227-7007, 252.227-7021, or 252.227-7036 applies)
	DFARS 252.225-7007	Buy American Act – Trade Agreements – Balance of Payments Program (SEP 2001) (Use instead of FAR 52.225-5, Trade Agreements (Include in contracts valued at $186,000 or more, if the Trade Agreements Act applies (see 25.401 and 25.403) and the agency has determined that the restrictions of the Buy American Act or Balance of Payments Program are not applicable to U.S.– made end products, unless the acquisition is to be awarded and performed outside the United States in support of a contingency operation or a humanitarian or peacekeeping operation and does not exceed the increase simplified acquisition threshold of $200,000.) The clause need not be used where purchase from foreign sources is restricted (see 225.401 (b)(ii)). The clause may be used where the contracting officer anticipates a waiver of the restriction.)
	DFARS 252.225-7008	Supplies to be Accorded Duty-Free Entry (MAR 1998) (Applicable when the contract provides for duty-free entry and includes FAR 52.225-8 – Duty-Free Entry)
	DFARS 252.225-7009	Duty-Free Entry – Qualifying Country Supplies (End Products and Components) (AUG 2000) (Applicable if contract includes deliverable supplies)
	DFARS 252.225-7010	Duty-Free Entry – Additional Provisions (AUG 2000) (Applicable when FAR 52.225-8 – Duty-Free Entry is included in the contract.)
	DFARS 252.225-7016	Restriction On Acquisition Of Ball And Roller Bearings (DEC 2000) (Applicable if contract includes deliverable supplies, unless Contracting Officer knows that items being acquired do not contain ball or roller bearings)
X	DFARS 252.225-7026	Reporting of Contract Performance Outside the United States (JUN 2000) (Applicable only when contract value exceeds $500,000 or when any modification increases contract value to more than $500,000)
X	DFARS 252.226-7001	Utilization of Indian Organizations and Indian-Owned Economic Enterprises (SEP 2001) [(Applicable if FAR Part 12 not used, and for supplies and services expected to exceed SAP thresholds) (This Interim Rule replaces FAR 52.226-1 (JUN 2000) via DFARS Chg Ntc 200110911]

CONTRACT NUMBER N00014-02.C-0250	PAGE 15

	DFARS 252.227-7018	Rights in Noncommercial Technical Data and Computer Software – Small Business Innovation Research (SBIR) Program (JUN 1995) (Applicable when technical data or computer software will be generated during performance of contracts under the SBIR Program)
X	DFARS 252.242-7004	Material Management and Accounting System (DEC 2000) (Applicable to contract actions exceeding $100,000) (Not applicable to contracts set aside for exclusive participation by small business and small disadvantaged business concerns)

C.	COST SHARING – NO FEE RESEARCH AND DEVELOPMENT CLAUSES

The following FAR and DFARS clauses apply to Cost Sharing – No Fee Research and Development Contracts and are either required by regulation or are required when the circumstances of the contract warrant that they apply. The FAR and DFARS clauses for Cost-Sharing Research and Development Contracts only apply when specifically marked with an (X).:

FAR 52.216-11

Cost Contract — No Fee (APR 1984) and Alternate I (APR 1984) Replace 52.216-8) [This clause may be modified by substituting “$10,000” in lieu of “$100,000” as the maximum reserve in paragraph (b) if the Contractor is a nonprofit organization.]

FAR 16.307 (e) (2): Use the Alternate I when using a cost-reimbursement research and development contract with an educational institution or a nonprofit organization that provides no fee or other payment above cost and is not a cost-sharing contract is contemplated, and if the contracting officer determines that withholding of a portion of allowable costs is not required.

X	FAR 52.216-12

Cost Sharing Contract — No Fee (APR 1984) Insert Immediately following 52.216-8 [ This clause may be modified by substituting “$10,000” in lieu of “$100,000” as the maximum reserve in paragraph (b) if the contract is with a nonprofit organization.]

FAR 16.307 (f) (2): Use Alternate I when a cost-sharing research and development contract with an educational institution or a nonprofit organization is contemplated, and if the contracting officer determines that withholding of a portion of allowable costs is not required.

	FAR 52.227-10	Filing of Patent Applications –Classified Subject Matter (APR 1984) (Applicable if contract is subject to FAR clause 52.204-02 and either 52.227-11 or 52.227-12)
	FAR 52.227-11	Patent Rights – Retention by the Contractor (Short Form) (JUN 1997) (Applicable if contractor is a small business or non profit organization)
X	FAR 52.243-2	Changes — Cost-Reimbursement (Aug. 1987) and Alternate V (APR 1984) FAR 43.205 (b)(6): Include clause in research and development contracts with Alternate V.
X	FAR 52.246-9	Inspection of Research and Development (Short Form) (Apr 1984) FAR 46.309: Include in contract when FAR 52.246-7, Inspection of Research and Development — Fixed-Price; & FAR 52.246-8, Inspection of Research and Development — Cost-Reimbursement, are not used. FAR 52.246-8 is not applicable when FAR 52.246-9 is used.
	FAR 52.247-63	Preference for U.S.-Flag Air Carriers (JAN 1997) FAR 47.405: Use

CONTRACT NUMBER N00014-02.C-0250	PAGE 16

in contracts whenever it is possible that U.S. Government-financed international air transportation of personnel (and their personal effects) or property will occur in the performance of the contract.
OR
X	FAR 52.227-12	Patent Rights – Retention by the Contractor (Long Form) (JAN 1997) (Applicable if contractor is a large business)
	DFARS 252.227-7034	Patents – Subcontracts (APR 1984) (Applicable when FAR 52.227-11 applies)
	DFARS 252.227-7039	Patents – Reporting of Subject Inventions (APR 1990) (Applicable when FAR 52.227-11 applies)
X	DFARS 252.235-7011	Final Scientific Or Technical Report (Sep 1999)

SECTION J - LIST OF ATTACHMENTS

1)	Attachment Number 1 entitled, “Statement of Work,” 5 pages.

2)	Attachment Number 2 entitled, “Deliverables,” 1 page.

3)	EXHIBIT A entitled, “Contract Data Requirements List,” (DD Form 1423), 2 pages.

4)	Enclosure Number 1 entitled, “Contract Data Requirements List—Instructions for Distribution,” 2 pages.

5)	Attachment Number 3 entitled, “Addendum to Master Subcontracting Plan,” 2 pages.

6)	Attachment Number 4 entitled, “Financial Accounting Data Sheet,” 2 pages.

SECTION K - REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFEROR

1)	The Contractor’s Representations and Certifications, dated 13 MAR 2002, are hereby incorporated into this contract by reference.

CONTRACT NUMBER N00014-02.C-0250	PAGE 17

Attachment Number 1:

Statement of Work

2.0 [***]

Note, for the [***] of this program work on [***] will be conducted under a Title III program. At the end of this period the work will be transferred to this program and the following tasks undertaken.

2.1 Increase [***]

Cree will optimize the [***] process to achieve [***]. This will be accomplished by the following subtasks to:

2.1.1 Scale up to [***]. – We will develop appropriate systems to provide [***].

2.1.2 Transfer the [***] from [***] to [***].—We will follow [***] procedures to [***] the [***] process to [***] in the [***] of this program.

2.2 Increase [***]

Cree will transition it current [***] into a [***].

2.2.1 [***]. - We will optimize [***] through a DOE approach to produce [***] whilst [***]. Variables to be examined include; [***].

2.3 Reduce [***]

We will improve both [***] and [***] to yield [***] with [***]. The development of [***] will be accomplished as follows:

2.3.1 R&D [***] to [***]. - We will follow [***] to transition the [***] to [***] of this program.

2.3.2 [***] in the [***] process. - Cree will use the same approaches as in our prior Title III program to identify and eliminate [***] in the [***] material. Goal: [***].

2.4 [***]

Cree will modify its current [***] process for [***] material. We will also refine the process to make it capable of [***] appropriate for [***] levels.

2.4.1 Implement [***] process for [***] material.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

ATTACHMENT NUMBER 1 CONTRACT NUMBER N00014-02-C-0250	PAGE 1

2.4.2 Develop [***] specifications. Cree will drive the development of an international set of specifications for [***] material.

2.5 [***]

Cree will apply its expertise in [***] processes into [***] processes to [***] material system.

2.5.1 Enact value management for [***] process. – Cree will include the [***] process in its company wide ongoing effort to implement [***] practices.

3.0 [***]

3.1 [***]

Enlarge and refine current [***] design to develop the necessary capability for [***] capability.

3.2 [***]

Use [***] and [***] to improve [***] to [***].

3.3 [***]

Improve [***] to achieve [***], respectively.

3.4 [***]

3.4.1 Increase [***] by optimizing [***] to enable [***]

3.4.2 Employ [***] to improve [***] and improve [***].

3.4.3 Establish [***] capability for [***].

4.0 [***].

4.1 [***]

4.1.1 [***]—Implement [***] for all tools on the [***] line and establish appropriate [***] and [***].

4.1.2 [***]—Establish [***] for all [***] and develop [***] programs for comparing [***] data to [***] data.

4.1.3 [***] – Document the [***] process to be compatible with [***] process and integrte the process flow into Cree’s [***].

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

ATTACHMENT NUMBER 1 CONTRACT NUMBER N00014-02-C-0250	PAGE 2

4.1.4 [***]—Establish [***] for each of the [***] components and implement a [***] for [***] yield.

4.2 [***]

4.2.1 Optimize [***].

4.3 [***]

4.3.1 Upgrade [***] to [***] by designing [***] and define process [***].

4.3.2 Optimize [***] for [***] by reducing [***] and by reducing edge effects.

4.3.3 Evaluate [***] – work with [***] to develop a system to enable [***].

4.4 [***]

4.4.1 [***]—Automate [***] and gather [***] and develop program [***] to perform [***]; evaluate [***]; optimize [***].

4.4.2 [***]—Evaluate impact [***]; optimize [***].

4.5 [***]

4.5.1 [***]—Reduce [***] in all equipment associated with the [***]; adjust [***] to minimize [***]; evaluate [***].

4.5.2 [***]—Evaluate impact of [***]; define [***]; fabricate [***] with new process.

4.5.3 [***]—Evaluate impact of [***]; fabricate [***] with [***].

4.6 [***]

4.6.1 Improvement to the [***]—Convert process from [***]; improve [***]; employ [***]

4.6.2 [***]; optimize [***].

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

ATTACHMENT NUMBER 1 CONTRACT NUMBER N00014-02-C-0250	PAGE 3

4.6.3 [***]—Implement processes on [***] and improve [***].

4.6.4 [***]—Modify [***] to enable [***]; optimize process for [***]; evaluate effectiveness of [***].

4.6.5 [***] – Reduced [***] in order to minimize [***] during the [***]; implement [***], if necessary, into backside metal process

4.7 [***]

4.7.1 Develop software for [***] with [***] to capture gain, power and efficiency across the band.

4.7.2 Develop [***] with [***] to enable [***] of [***] that do not have [***].

4.7.3 Design an [***] so that all [***] of the [***] can be performed in [***].

4.8 [***]

4.8.1 Define [***] – From the [***] from the other tasks, create a [***] that defines all [***].

4.8.2 [***] – generate a [***] that conform to all of [***]; define process tolerances to enable ability to optimize [***].

4.9 [***]

4.9.1 Component [***] – Perform [***] for each of the [***].

4.9.2 [***] – Perform [***] sampled from every lot; determine process capability from the [***] of failures.

4.9.3 [***] – Perform [***] from [***].

4.10 [***]

4.10.1 [***] at the end of [***] – In the [***], all of the process modules will be [***] and a [***] will be performed using these processes. This [***] will consist of [***] each using the [***] that is agreed upon. [***] statistics will be reported after the completion of all [***].

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

ATTACHMENT NUMBER 1 CONTRACT NUMBER N00014-02-C-0250	PAGE 4

4.10.2 [***] – In the [***], all of the process modules will be [***] and a [***] will be performed using these processes. This [***] will consist of [***] each using the [***] that is agreed upon. [***] statistics will be reported after the completion of all [***].

4.10.3 [***] – In the [***], all of the process modules will be [***] and a [***] will be performed using these processes. This [***] will consist of [***] each using the [***] that is agreed upon. [***] statistics will be reported after the completion of all [***].

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

ATTACHMENT NUMBER 1 CONTRACT NUMBER N00014-02-C-0250	PAGE 5

Attachment Number 2:

Deliverables

Table 4 lists the deliverables for the crystal growth effort on this program. The [***] that will be delivered will be representative for that time period. Table 5 lists the deliverables for the [***] growth effort on this program. The [***] that will be delivered will be representative of the epi growth process during that time period. Table 6 lists the deliverables for the manufacturing effort on this program. The discrete [***] that will be delivered will be [***] devices mounted in [***] packages. The [***] that will be delivered will be of the amplifier design that will have been selected as the [***] test vehicle for the program during that time period, and they will be a minimum of [***] peak power.

Table 4: Deliverables for the [***] effort.

[***]	[***]
[***]	[***]

Table 5: Deliverables for the [***] effort.

[***]	[***]	[***]
[***]	[***]	[***]

Table 6: Deliverables for the [***] effort.

[***]	[***]	[***]
[***]	[***]	[***]

Additional Deliverables

•	Unpackaged devices will be deliverable under this contract, as required by the Program Officer. These unpackaged devices requested by the Program Officer can be from the [***].

•	[***] representative of current process will be deliverable [***] after the effective date of this contract.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

ATTACHMENT NUMBER 2 CONTRACT NUMBER N00014-02-C-0250	PAGE 1

CONTRACT DATA REQUIREMENTS LIST	Form Approved OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection or information, including suggestions for reducing this burden, to Washington Headquarters Services Directorate for information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget Paperwork Reduction Project (0704-0188), Washington, DC 20503.

A. CONTRACT LINE ITEM NO. 0003	B. EXHIBIT A	C. CATEGORY TOP TM OTHER X

D. SYSTEM/ITEM	E. CONTRACT/PR NO. N00014-02-C-0250	F. CONTRACTOR CREE, INC.

1. DATA ITEM NO. A001	2. TITLE OF DATA ITEM Monthly Status Reports*	3. SUBTITLE

4. AUTHORITY (Data Acquisition Document No.)	5. CONTRACT REFERENCE Section H.1 of Schedule	6. REQUIRING OFFICE See Section F.3

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. D ATE OF FIRST SUBMISSION 1 Month after contract effective date	14. DISTRIBUTION

LT*		Monthly		ADDRESSEE	b. COPIES

8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION		Draft	Final

			Every month thereafter			REQ	REPRO

16. REMARKS

* These monthly reports shall contain the following: major accomplishments, issues, problems, monthly dollar expenditures on a comprehensive/cumulative basis as well as a comparison of projected versus actual expenditures, and plans for next month and next 3 months. The reports may be submitted electronically, may be approximately two pages in length, and can be in contractor format.

See Enclosure Number 1 15. TOTAL

1. DATA ITEM NO. A002	2. TITLE OF DATA ITEM Presentation Materials*	3. SUBTITLE

4. AUTHORITY (Data Acquisition Document No.)	5. CONTRACT REFERENCE Section H.1 of the Schedule	6. REQUIRING OFFICE See Section F.3

7. DD 250 REQ LT*	9. DIST STATEMENT REQUIRED	10. FREQUENCY As Required	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION ADDRESSEE	b. COPIES

8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION		Draft	Final

						REQ	REPRO

16. REMARKS *The presentation materials will be on an as-required basis in a format to be requested by the Program Officer.				See Enclosure Number 1 15. TOTAL

1. DATA ITEM NO. A003	2. TITLE OF DATA ITEM Progress/Management Reports*	3. SUBTITLE

4. AUTHORITY (Data Acquisition Document No.)	5. CONTRACT REFERENCE Section H.1 of Schedule	6. REQUIRING OFFICE See Section F.3

7. DD 250 REQ LT*	9. DIST STATEMENT REQUIRED	10. FREQUENCY Semi-Annually	12. DATE OF FIRST SUBMISSION 6 Months after contract effective date	14. DISTRIBUTION ADDRESSEE	b. COPIES

8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION		Draft	Final

			Every 6 Months thereafter			REQ	REPRO

16. REMARKS * These semi-annual reports shall contain a comprehensive/cumulative description of the major accomplishments to date. The reports can be in contractor format.				See Enclosure Number 1 15. TOTAL

1. DATA ITEM NO. A004	2. TITLE OF DATA ITEM Reliability Test Plan	3. SUBTITLE

4. AUTHORITY (Data Acquisition Document No.)	5. CONTRACT REFERENCE Section H.1 of Schedule	6. REQUIRING OFFICE See Section F.3

7. DD 250 REQ LT*	9. DIST STATEMENT REQUIRED	10. FREQUENCY 3 Reports	12. DATE OF FIRST SUBMISSION 45 days prior to each [***] reliability test	14. DISTRIBUTION ADDRESSEE	b. COPIES

8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION		Draft	Final

			Every month thereafter			REQ	REPRO

16. REMARKS *There will be three (3) of these reports required, which shall be submitted as required by the Program Officer. These reports can be submitted in contractor format.				See Enclosure Number 1 15. TOTAL

G. PREPARED BY WADE WARGO / ONR 251	H. DATE	L. APPROVED BY WADE WARGO / ONR 251	J. DATE

DD Form 1423-2, JUN 90 OVERPRINT (1-91)	Previous editions are obsolete	Page 1 of 2 NAVOCNR

[***]   Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONTRACT DATA REQUIREMENTS LIST	Form Approved OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection or information, including suggestions for reducing this burden, to Washington Headquarters Services Directorate for information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget Paperwork Reduction Project (0704-0188), Washington, DC 20503.

A. CONTRACT LINE ITEM NO. 0003	B. EXHIBIT A	C. CATEGORY TOP ☐	TM ☐	OTHER ☒

D. SYSTEM/ITEM		E. CONTRACT/PR NO. N00014-02-C-0250	F. CONTRACTOR CREE, INC.

1. DATA ITEM NO. A005	2. TITLE OF DATA ITEM Producibility Test Reports	3. SUBTITLE

4. AUTHORITY (Data Acquisition Document No.)	5. CONTRACT REFERENCE Section H.1 of the Schedule	6. REQUIRING OFFICE See Section F.3

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION

LT*		Annually	60 days after [***]	ADDRESSEE	b. COPIES

8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION		Draft	Final

REQ REPRO

16. REMARKS *There will be three (3) of these reports required, which are to be submitted annually. These reports can be submitted in contractor format.				See Enclosure Number 1

15. TOTAL

1. DATA ITEM NO. A006	2. TITLE OF DATA ITEM Reliability Test Reports	3. SUBTITLE

4. AUTHORITY (Data Acquisition Document No.)	5. CONTRACT REFERENCE Section H.1 of the Schedule	6. REQUIRING OFFICE See Section F.3

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION

LT*		3 Reports	90 days after start of reliability test	ADDRESSEE	b. COPIES

8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION		Draft	Final

REQ REPRO

16. REMARKS *There will be three (3) of these reports required, which shall be submitted as required by the Program Officer. These reports can be submitted in contractor format.				See Enclosure Number 1

15. TOTAL

1. DATA ITEM NO. A007	2. TITLE OF DATA ITEM Final Report*	3. SUBTITLE

4. AUTHORITY (Data Acquisition Document No.)	5. CONTRACT REFERENCE Section H.1 of the Schedule	6. REQUIRING OFFICE See Section F.3

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION

DD*		ONE/R	30 Days after the contract end date	ADDRESSEE	b. COPIES

8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION		Draft	Final

			60 days after the contract end date			REQ REPRO

16. REMARKS * DD 250 required only for acceptance by the Program Officer designated in Section F.3. Information copies of this report shall be distributed in accordance with Enclosure Number 1.				See Enclosure Number 1

15. TOTAL

1. DATA ITEM NO.	2. TITLE OF DATA ITEM	3. SUBTITLE

4. AUTHORITY (Data Acquisition Document No.)	5. CONTRACT REFERENCE	6. REQUIRING OFFICE

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION

				ADDRESSEE	b. COPIES

8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION		Draft	Final

REQ REPRO

16. REMARKS
15. TOTAL

G. PREPARED BY WADE WARGO / ONR 251	H. DATE	L. APPROVED BY WADE WARGO / ONR 251	J. DATE

DD Form 1423-2, JUN 90 OVERPRINT (1-91)	Previous editions are obsolete	Page 2 of 2 NAVOCNR

[***]   Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

ENCLOSURE NUMBER 1

CONTRACT DATA REQUIREMENTS LIST

INSTRUCTIONS FOR DISTRIBUTION

DISTRIBUTION OF TECHNICAL REPORTS AND FINAL REPORT

The minimum distribution of technical reports and the final report submitted in connection with this contract is as follows:

ADDRESSEE	DODAAD CODE	NUMBER OF COPIES
		UNCLASSIFIED/ UNLIMITED	UNCLASSIFIED/ LIMITED AND CLASSIFIED
Program Officer E-Mail: dietrih@onr.navy.mil	N00014	1	1

Administrative Contracting Officer*	S1103A	1	1

Director, Naval Research Lab Attn: Code 5227 4555 Overlook Avenue, SW Washington, D.C. 20375-5320 E-mail: reports@library.nrl.navy.mil	N00173	1	1

Defense Technical Information Center 8725 John J. Kingman Road STE 0944 Ft. Belvoir, VA 22060-6218 E-mail: tr@dtic.mil	S47031	2	2

*	Send only a copy of the transmittal letter to the Administrative Contracting Officer; do not send actual reports to the Administrative Contracting Officer.

ELECTRONIC SUBMISSIONS OF TECHNICAL REPORTS IS PREFERRED AND ENCOURAGED. ELECTRONIC SUBMISSION SHOULD BE SENT TO THE E-MAIL ADDRESSES PROVIDED IN THE ABOVE TABLE, HOWEVER PLEASE NOTE THE FOLLOWING:

•	Only Unlimited/Unclassified document copies may be submitted by e-mail.

•	Unclassified/Limited has restricted distribution and a classified document (whether in its entirety or partially) is to be distributed in accordance with classified material handling procedures.

•	Electronic submission to DIRECTOR, NAVAL RESEARCH LAB, shall be unclassified/unlimited reports and 30 pages or less. If unclassified and more than 30 pages, hardcopies of reports must be mailed.

CONTRACT NUMBER: N00014-02-C-0250 ENCLOSURE NUMBER 1	PAGE 1

•	Electronic submission to DTIC shall be unclassified/unlimited reports. If submission is for limited documents, please send them in on a disk or sign up for DTIC’s web-based document submission system at http://www.dtic.mil/dtic/submitting/elec_subm.html.

If the Program Officer directs, the Contractor shall make additional distribution of technical reports in accordance with a supplemental distribution list provided by the Program Officer.

DISTRIBUTION OF PROGRESS REPORTS, which are NOT, Technical Reports

The minimum distribution for reports that are not technical reports is as follows:

ADDRESSEE		NUMBER OF COPIES
	DODAAD CODE	UNCLASSIFIED/ UNLIMITED	UNCLASSIFIED/ LIMITED AND CLASSIFIED
Program Officer E-Mail: dietrih@onr.navy.mil	N00014	1	1

Administrative Contracting Officer*	S1103A	1	1

*	Send only a copy of the transmittal letter to the Administrative Contracting Officer; do not send actual reports to the Administrative Contracting Officer.

CONTRACT NUMBER: N00014-02C-0250 ENCLOSURE NUMBER 1	PAGE 2

ADDENDUM TO MASTER SUBCONTRACTING PLAN

ATTACHMENT NUMBER 3

Contractor:    Cree, Inc. (Cree)

Address:        4600 Silicon Drive

                        Durham, NC 27703

Estimated Contract Value: [***]

1.	GOALS-PERCENTAGE

This Contract Specific Plan relates specifically to the scope of work to be performed under this contract/major subcontract, including support services. Subcontracting opportunities have been found to exist in the scope of work as noted below. Further, Cree will continue to expand subcontracting opportunities for small business concerns, HUBZone small business concerns, small business concerns owned and controlled by socially and economically disadvantaged individuals, and small business concerns owned and controlled by women, as they become known to Cree.

This Contract Specific Plan, hereby incorporated into the Cree Master Subcontracting Plan, are the following goals:

Small Business (SB)	[***]%

HUBZone Business	[***]%

Small Disadvantaged Business (SDB)	[***]%

Woman-Owned Small Business (WOSB)	[***]%

Veteran-Owned Small Business (VOSB)	[***]%

2.	GOALS-DOLLAR

Total dollars planned to be subcontracted is [***]. Total dollars planned to be subcontracted to small business concerns is [***] (including WOSBs). Total dollars planned to be subcontracted to HUBZone’s is [***]. Total dollars planned to be subcontracted to small disadvantaged business concerns is [***]. Total dollars planned to be subcontracted to woman-owned small business is [***]. Total dollars planned to be subcontracted to veteran-owned small business is [***].

3.	DESCRIPTION OF SUBCONTRACTING OPPORTUNITIES

The principal products and/or services to be subcontracted and the types of businesses to be utilized are included on the following page.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONTRACT NUMBER: N00014-02-C-0250 ATTACHMENT NUMBER 3	PAGE 1

Item No. Product	Quantity	$ Amount	Total	Vendor	Business Type	Comments
1. [***]	418.50	375.00	156,937.50	[***]	Small
2. [***]	37,395.00	2.20	82,269.00	[***]	Large	Per Liter
3. [***]	1,180.00	71.41	84,263.80	[***]	Large	Per Hour
4. [***]	130.00	208.80	27,144.00	[***]	Large
5. [***]	48.00	585.00	28,080.00	[***]	Small
6. [***]	27.00	184.00	4,968.00	[***]	Large
7. [***]	21.00	502.00	10,542.00	[***]	Large
8. [***]	9.00	500.00	4,500.00	[***]	Large
9. [***]	3.00	1,475.00	4,425.00	[***]	Large	per user
10. [***]	51,000.00	2.26	115,260.00	[***]	Large	per gram
11. [***]	852.30	426.82	363,778.69	[***]	Large	Ad
12. [***]	22.95	4,542.58	104,252.21	[***]	Large	Ad
13. [***]	345.00	38.40	13,248.00	[***]	Small
14. [***]	9.00	926.00	8,334.00	[***]	Small
15. [***]	13.00	1,600.00	20,800.00	[***]	Large
16. [***]	267.00	100.00	26,700.00	[***]	Small
17. [***]	51.00	98.00	4,998.00	[***]	Small
18. [***]	172.00	25.00	4,300.00	[***]	Large
19. [***]	172.00	630.00	108,360.00	[***]	Large
20. [***]	67.00	900.00	60,300.00	[***]	Large	Samples
21. [***]	22.00	1,600.00	35,200.00	[***]	Large
22. [***]	10.00	1,800.00	18,000.00	[***]	Small
23. [***]	23.00	1,030.00	23,690.00	[***]	Small
24. [***]	3,540.00	8.99	31,824.60	[***]	Small
25. [***]	120,695.00	0.25	30,173.75	[***]	Large
26. [***]	49,615.00	0.19	9,426.85	[***]	Small
27. [***]	37.00	46.80	1,731.60	[***]	Small	per case
28. [***]	37.00	65.64	2,428.68	[***]	Large
29. [***]	37.00	74.82	2,768.34	[***]	Small
30. [***]	94.00	17.90	1,682.80	[***]	Large
31. [***]	9.00	1,200.00	10,800.00	[***]	Large

Total Materials and Supplies			1,401,186.62
32. Travel			192,785.00	[***]	WOSB	Travel to Mantech, DC…

Total subcontracted $			1,593,971.62

Attachment 1

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	CONTRACT ID CODE DO-C9(T)	PAGE OF PAGES 1/2

2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
P00001		SEE BLOCK 16C	02PR09637-02	N.A.

6. ISSUED BY	CODE	N00014	7. ADMINISTERED BY (If other than Item 6)	CODE	S1103A

SCD-C

OFFICE OF NAVAL RESEARCH ONR 251: Lynn Christian (703) 696-1575 BALLSTON TOWER CENTRE ONE 800 NORTH QUINCY STREET ARLINGTON, VA 22217-5660			DCM ATLANTA 805 WALKER STREET, SUITE 1 MARIETTA, GA 30060-2789

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and Zip Code)		(X)	9A. AMENDMENT OF SOLICITATION N.A.

CREE, INC. 4600 SILICON DRIVE DURHAM, NC 27703			9B. DATED (SEE ITEM 11)

		X	10A. MODIFICATION OF CONTRACT/ORDER N00014-02-C-0250

CODE OC9J8	FACILITY CODE		10B. DATED (SEE ITEM 13) 03 JUL 2002

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers         ☐ is extended,         ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing items 8 and 15, and returning      copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) N.A.

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(X)	THIS CHANGE ORDER IS ISSUED PURSUANT TO (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: NA AUTHORITY FOR OTHER THAN FULL AND OPEN COMPETITION:

X	D.	OTHER (Specify type of modification and authority) MUTUAL AGREEMENT OF THE PARTIES

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 2 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to incorporate the attached DD Form 254, Contract Security Classification Specification,

without additional cost to the Government under Contract Number N00014-02-C-0250.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF SIGNER (Type or print)

/s/ John W. Palmour Director of Advanced Devices		/s/ WADE D. WARGO Contracting Officer

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

/s/ John W. Palmour	01 August 2002	/s/ Wade D. Wargo	8/1/02
(Signature of person authorized to sign)		(Signature of person authorized to sign)

SN 7540-01-152-8070 PREVIOUS EDITION UNUSABLE NAVOCNR OVERPRINT (3-88)		30-105	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

Effective as of the date of this Modification:

1. Revise SECTION 1 – CONTRACT CLAUSES to add the following checked clauses to subsection (B):

X	FAR 52.204-2	Security Requirements (AUG 1996) (Applicable if contract will generate or require access to classified information and DD Form 254, Contract Security Classification Specification, is issued to the contractor)

X	DFARS 252-204-7005	Oral Attention of Security Responsibilities (NOV 2001) (Applicable if FAR 52.204-2, Security Requirements Applies)

X	DFARS 252.223-7004	Drug-Free Work Force (SEP 1988) (Applicable (a) if contract involves access to classified information: or (b) when the Contracting Officer determines that the clause is necessary for reasons of national security or for the purpose of protecting the health or safety of performance of the contract.

2. Revise SECTION 1 – CONTRACT CLAUSES to add the following checked clauses to subsection (C):

X	FAR 52.227-10	Filing of Patent Applications – Classified Subject Matter (APR 1984) (Applicable if contract is subject to FAR clauses 52.204-2 and either FAR 52.227 or FAR 52.227.12)

3. Revise SECTION J – LIST OF ATTACHMENTS to add the following paragraph:

“5. Attachment Number 5, entitled “Contract Security Classification Specification (DD Form 254),” 3 pages.”

This modification makes no change to the Estimated Cost or Fixed Fee of this contract. All other terms and conditions remain unchanged.

CONTRACT NUMBER N00014-02-C-0250 MODIFICATION NUMBER: P00001	PAGE 2

ATTACHMENT NO. 5, PAGE 1 OF 3, CONTRACT N00014-02-C-0250

DEPARTMENT OF DEFENSE CONTRACT SECURITY CLASSIFICATION SPECIFICATION (The requirements of the DoD industrial Security Manual apply to all security aspects of this effort.)	1. CLEARANCE AND SAFEGUARDING
a. FACILITY CLEARANCE REQUIRED SECRET
b. LEVEL OF SAFEGUARDING REQUIRED SECRET

2. THIS SPECIFICATION IS FOR: (X and complete as applicable)			3. THIS SPECIFICATION IS: (x and complete as applicable)

☒	a. PRIME CONTRACT NUMBER N00014-02-C-0250		☒	a. ORIGINAL (complete date in all areas)		Date (YYMMDD) 020723

	b. SUBCONTRACT NUMBER			b. REVISED (Supersedes all previous specs)	Revision No.	Date (YYMMDD)

	c. SOLICITATION OR OTHER NUMBER	DUE DATE		c. FINAL (Complete item 5 in all cases)		Date (YYMMDD)

4. IS THIS A FOLLOW-ON CONTRACT?            ☐  YES        ☒  NO.        If Yes, complete the following:

Classified material received or generated under                                                                                    (Preceding Contract Number) is transferred to this follow-on contract.

5. IS THIS A FINAL DD FORM 254?             ☐  YES        ☒  NO.        If Yes, complete the following:

In response to the contractor’s request dated                          retention of the identified classified material is authorized for the period of                                 .

6. CONTRACTOR (Include Commercial and Government Entity (CAGE) Code)

a. NAME, ADDRESS AND ZIP CODE CREE, Inc, 4600 Silicon Drive Durham, NC 27703 (classified Mailing Address: P.O. Box 12448 Durham, NC 27709)	b. CAGE CODE OC9J8	b. COGNIZANT SECURITY OFFICE (Name, Address and Zip Code) Defense Security Service (S21VB) Pembroke 5, Suite 525 263 Independence Blvd Virginia Beach, VA 23462-5400

7. SUBCONTRACTOR

a. NAME, ADDRESS AND ZIP CODE	b. CAGE CODE	c. COGNIZANT SECURITY OFFICE (Name, Address and Zip Code)

8. ACTUAL PERFORMANCE

a. LOCATION	b. CAGE CODE	c. COGNIZANT SECURITY OFFICE (Name, Address and Zip Code)

9. GENERAL IDENTIFICATION OF THIS PROCUREMENT

Effort directed toward improving the productibility of [***].

10.	THIS CONTRACT WILL REQUIRE ACCESS TO:	YES	NO	11.	IN PERFORMING THIS CONTRACT, THE CONTRACTOR WILL:	YES	NO

a.	COMMUNICATIONS SECURITY (COMSEC) INFORMATION		X	a.	HAVE ACCESS TO CLASSIFIED INFORMATIN ONLY AT ANOTHER CONTRACTOR’S FACILITY OR A GOVERNMENT ACTIVITY		X

b.	RESTRICTED DATA		X	b.	RECEIVE CLASSIFIED DOCUMENTS ONLY		X

c.	CRITICAL NUCLEAR WEAPON DESIGN INFORMATION		X	c.	RECEIVE AND GENERATE CLASSIFIED MATERIAL		X

d.	FORMAERLY RESTRICTED DATA		X	d.	FABRICATE, MODIFY OR STORE CLASSIFIED HARDWARE	X

e.	INTELLIGENCE INFORMATION		X	e.	PERFORM SERVICES ONLY		X

	(1) Sensitive Compartmented Information (SCI)		X	f.	HAVE ACCESS TO U.S. CLASSIFIED INFORMATION OUTSIDE THE U.S. PUERTO RICO, U.S. POSSESSIONS AND TRUST TERRITORIES		X

	(2) Non-SCI		X	g.	BE AUTHORIZED TO USE THE SERVICES OF DEFENSE TECHNICAL INFORMATION CENTER OR OTHER SECONDARY DISTRIBUTION CENTER	X

f.	SPECIAL ACCESS INFORMATION		X	h.	REQUIRE A COMSEC ACCOUNT		X

g.	NATO INFORMATION		X	i.	HAVE TEMPEST REQUIRMENTS		X

h.	FOREIGN GOVERNMENT INFORMATION		X	j.	HAVE OPERATIONS SECURITY REQUIRMENTS		X

i.	LIMITED DISSEMINATION INFORMATION		X	k.	BE AUTHORIZED TO USE DEFENSE COURIER SERVICE		X

j.	FOR OFFICIAL USE ONLY INFORMATION	X		l.	OTHER ( Specify)		X

k.	OTHER (Specify)		X	Item 11g: Submit request to official in item 16.

Item 10j: See Attachment No. 1.

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

ATTACHMENT NO. 5, PAGE 2 OF 3, CONTRACT N00014-02-C-0250

12. PUBLIC RELEASE. Any information (classified or unclassified) pertaining to this contract shall not be released for public dissemination except as provide by the Industrial Security Manual or unless it has been approved for public release by appropriate U.S. Government authority. Proposed public releases shall be submitted for approval prior to release.

☐Direct            ☒Through (specify):

Office of Naval Research, ONR 43, Ballston Centre Tower One,

800 Quincy Street, Arlington, VA 22217-5660

to the Directorate for Freedom of Information and Security Review, Office of the Assistant Secretary of Defense (Public Affairs)* for review

*In the case of non DoD User Agencies, requests for disclosure shall be submitted to that agency.

13. SECURITY GUIDANCE. The security classification guidance needed for this classified effort is identified below. If any difficulty is encountered in applying this guidance or if any other contributing factor indicates a need for changes in this guidance, the contractor is authorized and encouraged to provide recommended changes; to challenge the guidance or the classification assigned to any information or material furnished or generated under this contract; and to submit any questions for interpretation of this guidance to the official identified below. Pending final decision, the information involved shall be handled and protected at the highest level of classification assigned or recommended. (Fill in as appropriate for the classified effort. Attach, or forward under separate correspondence, any documents/guides/extracts referenced herein. Add additional pages as needed to provide complete guidance.)

1.	Information generated under this contract shall be classified in accordance with OPNAVINST S5513, enclosure (18.1), and OPNAVINST S5513.3B, enclosure (11.2).

2.	Document preparation and distribution shall be only as prescribed by the Program Officer.

3.	The official in item 16 will certify need-to-know (e.g., for visit request/documents) for contractor.

(Program Officer:

Office of Naval Research

Harry B. Dietrich/ONR 312

Ballston Centre Tower One

800 North Quincy Street

Arlington, VA 22217-5600

(703) 696-0240; DSN 426-0240

14. ADDITIONAL SECURITY REQUIREMENTS. Requirements, in addition to ISM requirements, are established for this contract.	☐	Yes	☒	No
(If Yes, identify the pertinent contractual clauses in the contract document itself, or provide an appropriate statement which identifies the additional requirements. Provide a copy of the requirements to the cognizant security office. Use Item 13 if additional space is needed.)

15. INSPECTIONS. Elements of this contract are outsides the inspection responsibility of the cognizant security office.	☐	Yes	☒	No
(If yes, explain and identify specific areas or elements carved out and the activity responsible for inspections. Use Item 13 if additional space is needed.)

16. CERTIFICATION AND SIGNATURE: Security requirements stated herein are complete and adequate for safeguarding the classified information to be released or generated under this classified effort. All questions shall be referred to the official named below.

a. TYPED NAME OF CERTIFYING OFFICIAL Jennifer G. Ramsey ramseyj@onr.navy.mil	b. TITLE Contracting Officer for Security Matters	c. TELEPHONE (Include Area Code) DSN 426-4618 (703) 696-4618 FAX (703) 696-5126

d. ADDRESS (Include Zip Code) Office of Naval Research, ONR 43, Ballston Centre Tower One, 800 North Quincy Street, Arlington, VA 22217-5660	17. REQUIRED DISTRIBUTION
	☒	a. CONTRACTOR
	☐	b. SUBCONTRACTOR
	☒	c. COGNIZANT SECURITY OFFICE FOR PRIME AND SUBCONTRACTOR
	☐	d. U.S. ACTIVITY RESPONSIBLE FOR OVERSEAS SECURITY ADMINISTRATION

e. SIGNATURE	☒	e. ADMINISTRATIVE CONTRACTING OFFICER

/s/ Jennifer G. Ramsey	☒	f. OTHERS AS NECESSARY

DD Form 254 Reverse, DEC 90

ATTACHMENT NO. 1 TO DD FORM 254 DATED 020723, PAGE 3 OF 3, CONTRACT N00014-02-C-0250

“FOR OFFICIAL USE ONLY” INFORMATION SHEET

1. General

a. The “For Official Use Only” (FOUO) marking is assigned to information at the time of its creation by a DoD Agency. It is not authorized as a substitute for a security classification marking but is used on official government information that may be withheld from the public under exemptions 2 through 9 of the Freedom of Information Act.

b. Use of the FOUO marking does not mean that the information cannot be released to the public, only, that it must be reviewed by the Government prior to its release to determine whether a significant and legitimate government purpose is served by withholding the information or portions of it.

2. Identification Markings

a. An unclassified document containing FOUO information will be marked “For Official Use Only” at the bottom of the front cover (if any), on the first page on each page containing FOUO information on the back page and on the outside of the back cover (if any). No portion markings will be shown.

b. Within a classified document, an individual page that contains both FOUO and classified information will be marked at the top and bottom with the highest security classification of information appearing on the page If an individual portion contains FOUO information but no classified information, the portion will be marked “FOUO.”

c. Any “For Official Use Only” information released to a contractor by a DoD Agency is required to be marked with the following statement prior to transfer:

This document contains information EXEMPT FROM MANDATORY DISCLOSURE under the FOLA. Exemption(s)              apply.

d. Removal of the “For Official Use Only” marking can only be accomplished by the originator or other competent authority. When the “For Official Use Only” status is terminated, all known holders will be notified to the extent practical.

3. Dissemination Contractors may disseminate “For Official Use Only” information to their employees and subcontractors who have a need for the information in connection with a classified contract.

4. Storage. During working hours, “For Official Use Only” information shall be placed in an out-of-sight location if the work area is accessible to persons who do not have a need for the information. During non-working hours the information shall be stored to preclude unauthorized access. Filing such material with other unclassified records in unlocked files or desks is adequate when internal building security is provided during non-working hours. When such internal security control is not exercised, locked buildings or rooms will provide adequate after-hours protection or the material can be stored in locked receptacles such as file cabinets, desks, or bookcases.

5. Transmission. “For Official Use Only” information may be sent via first-class mail or parcel post. Bulky shipments may be sent by fourth-class mail.

6. Disposition. When no longer needed, FOUO information may be disposed of by tearing each copy into pieces to preclude reconstructing, and placing it in a regular trash container or as directed by the DoD Agency.

7. Unauthorized Disclosure. Unauthorized disclosure of “For Official Use Only” information does not constitute a security violation but the releasing agency should be informed of any unauthorized disclosure. The unauthorized disclosure of FOUO information protected by the Privacy Act may result in criminal sanctions.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	CONTRACT ID CODE DO-C9(T)	PAGE OF PAGES 1/2

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE		4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
P00002	SEE BLOCK 16C		02PR09637-03	N.A.

6. ISSUED BY	CODE	N00014	7. ADMINISTERED BY (If other than Item 6)	CODE SCD-C	S1103A

OFFICE OF NAVAL RESEARCH ONR 251: Lynn Christian (703) 696-1575 BALLSTON TOWER CENTRE ONE 800 NORTH QUINCY STREET ARLINGTON, VA 22217-5660			DCM ATLANTA 805 WALKER STREET, SUITE 1 MARIETTA, GA 30060-2789

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and Zip Code)		(X)	9A. AMENDMENT OF SOLICITATION N.A.

CREE, INC. 4600 SILICON DRIVE DURHAM, NC 27703			9B. DATED (SEE ITEM 11)

		X	10A. MODIFICATION OF CONTRACT/ORDER N00014-02-C-0250

CODE OC9J8	FACILITY CODE		10B. DATED (SEE ITEM 13) 03 JUL 2002

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers         ☐ is extended,         ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing items 8 and 15, and returning      copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) SEE FINANCIAL ACCOUNTING DATA SHEET(S)

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(X)		THIS CHANGE ORDER IS ISSUED PURSUANT TO (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: NA AUTHORITY FOR OTHER THAN FULL AND OPEN COMPETITION:

X	D.	OTHER (Specify type of modification and authority) FAR 43.103(b) and LIMITATION OF FUNDS CLAUSE

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return 2 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to provide an increment of funding under Contract Number N00014-02-C-0250. Accordingly, the funding cited in the attached Financial Accounting Data Sheet is made available.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF SIGNER (Type or print)
WADE D. WARGO Contracting Officer

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

		/s/ Wade D. Wargo	8/13/02
(Signature of person authorized to sign)		(Signature of person authorized to sign)

SN 7540-01-152-8070 PREVIOUS EDITION UNUSABLE NAVOCNR OVERPRINT (3-88)		30-105	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

Effective as of the date of this Modification:

1. The funds available for performance of this contract are increased by the amount set forth in the attached Financial Accounting Data sheets.

2. Revise SECTION B— SUPPLIES OR SERVICES AND PRICES/COSTS to read as follows:

ITEM NO.	SUPPLIES/SERVICES[***][***]	ESTIMATED GOVERNMENT COST SHARE		ESTIMATED CONTRACTOR COST SHARE		TOTAL ESTIMATED COSTS
0001	The Contractor shall furnish the necessary personnel and facilities to conduct the research effort as described in Section C.	[	***]	[	***]	[	***]

000101 ACRN: AA [***]

000102 ACRN: AB [***]

000103 ACRN: AC [***]

000104 ACRN: AD [***]

0002	Deliverables as specified in Attachment Number 2					NSP
0003	Reports and Data in accordance with Exhibit A (DD Form 1423)					NSP
TOTAL ESTIMATED CONTRACT CONSIDERATION:		[	***]	[	***]	[	***]

3.	Under SECTION G – CONTRACT ADMINISTRATION DATA, paragraph 5,entitled “Allotment of Funds”, is revised to read as follows.

“5. Allotment of Funds

It is hereby understood and agreed that Government’s share of this contract will not exceed a total amount of [***]. The total amount presently available for payment and allotted to this contract is [***]. It is estimated that the amount allotted of [***] will cover the period from [***].”

This modification makes no change to the Total Estimated Cost of this contract. All other terms and conditions remain unchanged.

CONTRACT NUMBER N000 l4-02-C-0250 / P00002

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

FINANCIAL ACCOUNTING DATA SHEET – NON-NAVY DoD ACTIVITIES

1. CONTRACT NUMBER (CRITICAL)	2. SPIN (CRITICAL)	3. MOD (CRITICAL)	4. PR NUMBER	PAGE 1 OF 1
N0001402C0250		P00002	02PR09637-03

5. CLIN/SLIN	6. ACRN (CRITICAL)	7. ACCOUNTING CITATION	8. AMOUNT (CRITICAL)	NAVY INTERNAL USE ONLY REF DOC/ACRN

	AD	5723600 0000 255 292 47WL 624348 6MP,COX 007000 62102F 503000 2D F03000 FRC: Z141 PR#02PR09637-03 DOC#NGWSML00272323 Sub. Date: 02 AUG 2002.	[***]

		PAGE TOTAL	[***]

		GRAND TOTAL	[***]
PREPARED/AUTHORIZED BY: DATE:	COMPTROLLER APPROVAL: FOR FISCAL DATA AND SIGNATURE BY for COMPTROLLER, ONR CONTRACT REVIEWED DATE:

ONR AWARD FORM (2/00) – version 1.1

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	CONTRACT ID CODE DO-C9(T)	PAGE OF PAGES 1/2

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE		4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
P00003	SEE BLOCK 16C		02PR09637-05	N.A.

6. ISSUED BY	CODE	N00014	7. ADMINISTERED BY (If other than Item 6)	CODE SCD-C	S1103A

OFFICE OF NAVAL RESEARCH ONR 251: Lynn Christian (703) 696-1575 BALLSTON TOWER CENTRE ONE 800 NORTH QUINCY STREET ARLINGTON, VA 22217-5660			DCM ATLANTA 805 WALKER STREET, SUITE 1 MARIETTA, GA 30060-2789

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and Zip Code)		(X)	9A. AMENDMENT OF SOLICITATION N.A.

CREE, INC. 4600 SILICON DRIVE DURHAM, NC 27703			9B. DATED (SEE ITEM 11)

		X	10A. MODIFICATION OF CONTRACT/ORDER N00014-02-C-0250

CODE OC9J8	FACILITY CODE		10B. DATED (SEE ITEM 13) 03 JUL 2002

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers         ☐ is extended,         ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing items 8 and 15, and returning      copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) SEE FINANCIAL ACCOUNTING DATA SHEET(S)

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(X)		THIS CHANGE ORDER IS ISSUED PURSUANT TO (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: NA AUTHORITY FOR OTHER THAN FULL AND OPEN COMPETITION:

X	D.	OTHER (Specify type of modification and authority) FAR 43.103(b) and LIMITATION OF FUNDS CLAUSE

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return 2 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to provide an increment of funding under Contract Number N00014-02-C-0250. Accordingly, the funding cited in the attached Financial Accounting Data Sheet is made available.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF SIGNER (Type or print)
WADE D. WARGO Contracting Officer

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

		/s/ Wade D. Wargo	9/27/02
(Signature of person authorized to sign)		(Signature of person authorized to sign)

SN 7540-01-152-8070 PREVIOUS EDITION UNUSABLE NAVOCNR OVERPRINT (3-88)	30-105	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

Effective as of the date of this Modification:

1. The funds available for performance of this contract are increased by the amount set forth in the attached Financial Accounting Data sheets.

2. Revise SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS to read as follows:

ITEM NO.	SUPPLIES/SERVICES	ESTIMATED GOVERNMENT COST SHARES	ESTIMATED CONTRACTOR COST SHARE	TOTAL ESTIMATED COSTS
0001	The Contractor shall furnish the necessary personnel and facilities to conduct the research effort as described in Section C.	[***]	[***]	[***]

000101 ACRN: AA [***]

000102 ACRN: AB [***]

000103 ACRN: AC [***]

000104 ACRN: AD [***]

000105 ACRN: AE [***]

0002	Deliverables as specified in Attachment Number 2			NSP

0003	Reports and Data in accordance with Exhibit A (DD Form 1423)			NSP

TOTAL ESTIMATED CONTRACT CONSIDERATION:		[***]	[***]	[***]

3.	Under SECTION G – CONTRACT ADMINISTRATION DATA, paragraph 5,entitled “Allotment of Funds”, is revised to read as follows.

“5. Allotment of Funds

It is hereby understood and agreed that Government’s share of this contract will not exceed a total amount of [***]. The total amount presently available for payment and allotted to this contract is [***]. It is estimated that the amount allotted of [***] will cover the period from [***].”

This modification makes no change to the Total Estimated Cost of this contract. All other terms and conditions remain unchanged.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONTRACT NUMBER N000 14-02-C-0250 / P00003	PAGE 2

FINANCIAL ACCOUNTING DATA SHEET – NON-NAVY DoD ACTIVITIES

1. CONTRACT NUMBER (CRITICAL) N0001402C0250		2. SPIN (CRITICAL)			3. MOD (CRITICAL) P00003			4. PR NUMBER 02PR09637-05							PAGE 1 OF 1

	6. LINE OF ACCOUNTING													7. AMOUNT (CRITICAL)	NAVY INTERNAL USE ONLY REF DOC/ACRN

CLIN/SLIN	A. ACRN (CRITICAL)	B. APPROPRIATION (CRITICAL)	C. SUBHEAD (CRITICAL)	D. OBJ CLA	E. PARM	F. RFM	G. SA	H. AAA (CRITICAL)	I. IT	J. PAA	K. COST CODE

											PROJ UNIT	MCC	PDLI & SUF

	AE	1721319	W7RS	255	RA	369	0	068342	2D	00000	01050	000	UDRO	[***]	PR#0PRO9637 -05FRC:6UDR

											PAGE TOTAL			[***]

											GRAND TOTAL			[***]

PREPARED/AUTHORIZED BY:								COMPTROLLER APPROVAL:
FOR FISCAL DATA AND SIGNATURE
DATE:								BY for COMPTROLLER, ONR CONTRACT REVIEWED
DATE:

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONTRACT DATA REQUIREMENTS LIST	Form Approved OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection or information, including suggestions for reducing this burden, to Washington Headquarters Services Directorate for information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget Paperwork Reduction Project (0704-0188), Washington, DC 20503.

A. CONTRACT LINE ITEM NO. 0003	B. EXHIBIT A	C. CATEGORY TOP ☐	TM ☐	OTHER ☒

D. SYSTEM/ITEM		E. CONTRACT/PR NO. N00014-02-C-0250	F. CONTRACTOR CREE, INC.

1. DATA ITEM NO. A001	2. TITLE OF DATA ITEM Monthly Status Reports*	3. SUBTITLE

4. AUTHORITY (Data Acquisition Document No.)	5. CONTRACT REFERENCE Section H.1 of Schedule	6. REQUIRING OFFICE See Section F.3

7. DD 250 REQ LT*	9. DIST STATEMENT REQUIRED	10. FREQUENCY Monthly	12. DATE OF FIRST SUBMISSION 1 Month after contract effective date	14. DISTRIBUTION

8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION	ADDRESSEE	b. COPIES

					Draft	Final

			Every month thereafter			REQ

See Encl Number 1

16. REMARKS

*These monthly reports shall contain the following: major accomplishments, issues, problems, monthly dollar expenditures on a comprehensive/cumulative basis as well as a comparison of projected versus actual expenditures, and plans for next month and next 3 months. The reports may be submitted electronically, may be approximately two pages in length, and can be in contractor format. This Data Item Number applies to both the CLIN 0001 and 0004 efforts.

15. TOTAL

1. DATA ITEM NO. A002	2. TITLE OF DATA ITEM Presentation Materials*	3. SUBTITLE

4. AUTHORITY (Data Acquisition Document No.)	5. CONTRACT REFERENCE Section H.1 of the Schedule	6. REQUIRING OFFICE See Section F.3

7. DD 250 REQ LT*	9. DIST STATEMENT REQUIRED	10. FREQUENCY As Required	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION

8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION	ADDRESSEE	b. COPIES

					Draft	Final

REQ

See Enclosure Number 1

16. REMARKS * The presentation materials will be on an as-required basis in a format to be requested by the Program Officer. This Data Item Number applies to both the CLIN 0001 and 0004 efforts.				15. TOTAL

1. DATA ITEM NO. A003	2. TITLE OF DATA ITEM Progress/Management Reports*	3. SUBTITLE

4. AUTHORITY (Data Acquisition Document No.)	5. CONTRACT REFERENCE Section H.1 of the Schedule	6. REQUIRING OFFICE See Section F.3

7. DD 250 REQ LT*	9. DIST STATEMENT REQUIRED	10. FREQUENCY Semi-Annually	12. DATE OF FIRST SUBMISSION 6 Months after contract effective date	14. DISTRIBUTION

8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION	ADDRESSEE

16. REMARKS

*These semi-annual reports shall contain a comprehensive/cumulative description of the major accomplishments to date. The reports can be in a contractor format. This Data Item Number applies to only the CLIN 0001 effort.

15. TOTAL

1. DATA ITEM NO. A004	2. TITLE OF DATA ITEM Reliability Test Plan	3. SUBTITLE

4. AUTHORITY (Data Acquisition Document No.)			5. CONTRACT REFERENCE Section H.1 of the Schedule	6. REQUIRING OFFICE See Section F.3

7. DD 250 REQ LT*	9. DIST STATEMENT REQUIRED	10. FREQUENCY 3 Reports	12. DATE OF FIRST SUBMISSION 45 days prior to each [***] test	14. DISTRIBUTION

8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION Every 6 months thereafter	ADDRESSEE

16.REMARKS

*There will be three (3) of these reports required, which shall be submitted as required by the Program Officer. Thesee reports can be submitted in contractor format. This Data Item Number applies to only the CLIN 0001 efforts.

15. TOTAL

G. PREPARED BY WADE WARGO / ONR 251	H. Date 10-Dec-02		1. APPROVED BY WADE WARGO / ONR 251	J. DATE 10-Dec-02

DD Form 1423 2, JUN 90		Previous editions are obsolete

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONTRACT DATA REQUIREMENTS LIST	Form Approved 0MB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection or information, including suggestions for reducing this burden, to Washington Headquarters Services Directorate for information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget Paperwork Reduction Project (0704-0188), Washington, DC 20503.

A. CONTRACT LINE ITEM NO. 0003	B. EXHIBIT A	C. CATEGORY TOP TM OTHER X

D. SYSTEM/ITEM	E. CONTRACT/PR NO. N00014-02-C-0250	F. CONTRACTOR CREE, INC.

1. DATA ITEM NO. A005	2. TITLE OF DATA ITEM Producibility Test Plan	3. SUBTITLE

4. AUTHORITY (Data Acquisition Document No.			5. CONTRACT REFERENCE Section H.1 of Schedule	6. REQUIRING OFFICE See Section F.3

7.DD 250 REQ LT*	9. DIST STATEMENT REQUIRED	10. FREQUENCY ANNUALLY	12. DATE OF FIRST SUBMISSION 60 Days after [***]	14. DISTRIBUTION

				ADDRESSEE	b. COPIES

8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION		Draft	Final

REQ

See Encl Number 1

16. REMARKS

*There will be three (3) of these reports required, which shall be submitted as required by the Program Officer. These reports can be submitted in contractor format. This Data Item Number applies to only the CLIN 0001 effort.

15. TOTAL

1. DATA ITEM NO. A006	2. TITLE OF DATA ITEM Reliability Test Report			3. SUBTITLE

4.AUTHORITY (Data Acquisition Document No.)			5. CONTRACT REFERENCE Section H.1 of the Schedule	6.REQUIRING OFFICE See Section F.3

7.DD 250 REQ LT*	9. DIST STATEMENT REQUIRED	10. FREQUENCY 3 Reports	12. DATE OF FIRST SUBMISSION 90 Days after start of reliability test	14. DISTRIBUTION

				ADDRESSEE	b. COPIES

8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION		Draft	Final

REQ

16. REMARKS

*There will be three (3) of these reports required, which are to be submitted as required by the Program Officer. These reports can be submitted in contractor format. This Data Item Number applies to only the CLIN 0001 effort.

15. TOTAL

1. DATA ITEM NO. A007	2. TITLE OF DATA ITEM Final Report*			3. SUBTITLE

4.AUTHORITY (Data Acquisition Document No.)			5. CONTRACT REFERENCE Section H.1 of the Schedule	6.REQUIRING OFFICE See Section F.3

7.DD 250 REQ LT*	9. DIST STATEMENT REQUIRED	10. FREQUENCY ONE/R	12. DATE OF FIRST SUBMISSION 30 Days after the contract end date	14. DISTRIBUTION

				ADDRESSEE	b. COPIES

8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION 60 Days after the contract end date		Draft	Final

REQ

16. REMARKS

* DD250 required only for acceptance by the Program Officer designated in Section F.3. Information copies of this report shall be distributed in accordance with Enclosure Number 1. This Data Item Number applies to both the CLIN 0001 and 0004 efforts.

15. TOTAL

G. PREPARED BY WADE WARGO / ONR251	H. DATE 10-Dec-02	I. APPROVED BY WADE WARGO / ONR251	J. DATE 10-Dec-02

DD Form 1423-2, JUN 90                                                                              Previous editions are obsolete

NAVOCNR OVERPRINT (1-91)

AMENDMENT OF SOLICITATION /MODIFICATION OF CONTRACT	CONTRACT ID CODE DO-C9(T)	PAGE OF PAGES 1/11

2. AMENDMENT/MODIFICATION NO. P00004	3. EFFEC TIVE DATE SEE BLOCK 16C	4. REQUISITION/PURCHASE REG. NO. 02PR09637-04	5. PROJECT NO. (If applicable) N.A.

6. ISSUED BY	CODE	N00014	7. ADMINISTERED BY (If other than Item 6)	CODE	S1103A

SCD-C
OFFICE OF NAVAL RESEARCH ONR 251: Lynn Christian (703) 696-1575 BALLSTON TOWER CENTRE ONE 800 NORTH QUINCY STREET ARLINGTON, VA 22217-5660			DCM ATLANTA 805 WALKER STREET, SUITE 1 MARIETTA, GA 30060-2789

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and Zip Code)				(X)	9A. AMENDMENT OF SOLICITATION N.A

9B. DATED (SEE ITEM 11)

CREE, INC. 4600 SILICON DRIVE DURHAM, NC 27703				X	10A. MODIFICATION OF CONTRACT/ORDER N00014-02-C-0250

CODE 0C9J8	FACILITY CODE				10B. DATED (SEE ITEM 13) 03 JUL 2002

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers    ☐ is extended    ☐ is not extended

Offers must acknowledge receipt of this amendment prior to the hour and data specified in the solicitation or as amended, by one of the following methods:

(a) By completing items 8 and 15, and returning — copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and data specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) SEE FINANCIAL ACCOUNTING DATA SHEET(S)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACTOR/ORDER NO. AS DESCRIBED ITEM 14.

(X)	THIS CHANGE ORDER IS ISSUED PURSUANT TO (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATWE CHANGES

                    (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: N.A. AUTHORITY FOR OTHER THAN FULL AND OPEN COMPETITION:

D. OTHER (Specify type of modification and authority)
X	MUTUAL AGREEMENT OF PARTIES AS PER FAR 43.103(a)

E. IMPORTANT: Contractor	☐ is not,	☒	is required to sign this document and return 2 copies to the issuing office

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to expand the research work being performed under the contract by providing for CLIN 0004, increase the Estimated Government Cost Share and Total Estimated Costs, revise the Allotment of Funds paragraph in Section G, update the clauses in Section I, revise Section J, revise the deliverables in Attachment 2, revise the contract data requirements in Exhibit A, and fully fund CLIN 0004 under Contract Number N00014-02-C-0250. Accordingly, the funding cited in the attached Financial Accounting Data Sheet is made available.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) JOHN W. PALMOUR Executive Vice President			16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) WADE D. WARGO Contracting Officer

15B. CONTRACTOR/OFFEROR /s/ John W. Palmour (Signature of person authorized to sign)	15C. DATE SIGNED 1/03/03		16B. UNITED STATES OF AMERICA /s/ Wade D. Wargo (Signature of person authorized to sign)		16C. DATE SIGNED 1/6/03

SN 7540-01-152-8070 PREVIOUS EDITION UNUSABLE NAVOCNR OVERPRINT (3-88)			30-105	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

Effective as of the date of this Modification:

1.	The funds available for performance of this contract are increased by the amount set forth in the attached Financial Accounting Data sheets.

2.	Revise SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS to read as follows:

ITEM NO.	SUPPLIES/SERVICES	ESTIMATED GOVERNMENT COST SHARE	ESTIMATED CONTRACTOR COST SHARE	TOTAL ESTIMATED COSTS
0001	The Contractor shall furnish the necessary personnel andfacilities to conduct the research effort as described in Section C.1. and C.2.	[***]	[***]	[***]
000101 ACRN: AA [***]
000102 ACRN: AB [***]
000103 ACRN: AC [***]
000104 ACRN: AD [***]
000105 ACRN: AE [***]
0002	Deliverables as specified in Attachment Number 2			NSP
0003	Reports and Data in accordance with Exhibit A (DD Form 1423)			NSP
0004	The Contractor shall furnish the necessary personnel and facilities to conduct the research effort as described in Section C.1. and C.3.	[***]	[***]	[***]
000401 ACRN: AF [***]
TOTAL ESTIMATED CONTRACT CONSIDERATION:		[***]	[***]	[***]

3.	Revise SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT to include the following paragraph:

“3) The Contractor shall conduct the research effort in accordance with Attachment Number 6, entitled “Statement of Work- [***]”. The contractor shall provide the deliverables specified in Attachment Number 2 of the contract.”

4.	Under SECTION G - CONTRACT ADMINISTRATIONDATA, paragraph 5, entitled “Allotment of Funds”, is revised to read as follows:

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONTRACT NUMBER N00014-02-C-0250 / P00004	PAGE 2

“5. Allotment ofFunds

It is hereby understood and agreed that the Government’s share of CLIN 0001 will not exceed a total amount of [***]. The total amount presently available for payment and allotted to CL1N 0001 is [***]. It is estimated that the amount allotted of [***] will cover the period from [***].

CLIN 0004 is fully funded.”

5. Revise SECTION I - CONTRACT CLAUSES to read as follows:

“SECTION I - CONTRACT CLAUSES

Cost Sharing (NOV 2002) (1)

Attention: Prime Contractors. If a subaward is made to an educational institution, Prime Contractors are directed to please refer to the ONR Model Award for appropriate flow-down clauses to universities. See http://www.onr.navy.mil, click Contracts & GrantsIcon. Click Model Awards Link. Click Section I clauses that flow-down to University subcontractors.

(A) FAR 52.252-02 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text Upon request, the Contracting Officer will make their full text available Also, the full text of a clause may be accessed electronically at these addresses:

http://www.arnet.gov/far/

http://web1.deskbook.osd.mil/htmlfiles/DBY_far.asp

http://web2.deskbook.osd.mil/htmlfiles/DBY_dfars.asp

http://farsite.hill.af.mil/farsite script.html

For instance, a dollar threshold may trigger the applicability of the clause or a certain condition of the research may trigger the applicability of the clause In order to provide some assistance, as to when a dollar threshold triggers a clause, we have associated certain symbols with dollar thresholds. The symbols and their appropriate dollar thresholds are as follows:

*	Applies when contract action exceeds $10,000
**	Applies when contract action exceeds $100,000
+	Applies when contract action exceeds $500,000
++	Applies when contract action exceeds $500,000 and subcontracting possibilities exist. Small Business Exempt.
x	(DO 250)
xx	Not applicable

I. FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES:

**	FAR 52.202-1	Definitions (DEC 2001)
**	FAR 52.203-3	Gratuities (APR 1984)
**	FAR 52 203-5	Covenant Against Contingent Fees (APR 1984)

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONTRACT NUMBER N00014-02-C-0250/P00004	PAGE 3

**	FAR 52.203-6	Restrictions on Subcontractor Sales to the Government (JUL 1995)
**	FAR 52.203-7	Anti-Kickback Procedures (JUL 1995)
**	FAR 52.203-8	Cancellation, Rescission, and Recovery of Funds for illegal or Improper Activity (JAN 1997)
**	FAR 52.203-10	Price or Fee Adjustment for Illegal or Improper Activity (JAN 1997)
**	FAR 52.203-12	Limitation on Payments to Influence Certain Federal Transactions (JUN 1997)
**	FAR 52.204-4	Printing/Copying Double-Sided on Recycled Paper (AUG 2000)
	FAR 52.211-15	Defense Priority and Allocation Requirements (SEP 1990)
**	FAR 52.215-2	Audit and Records—Negotiation (JUN 1999) and Alternate II (APR 1998) (Alternate II is only applicable with cost reimbursement contracts with State and local Governments, educational institutions, and other non-profit organizations.)
	FAR 52.215-8	Order of Precedence—Uniform Contract Format (OCT 1997)
+	FAR 52.215-10	Price Reduction for the Defective Cost or Pricing Data (OCT 1997) (The clause is applicable to subcontracts over $550,000.)
+	FAR 52.215-12	Subcontractor Cost or Pricing Data (OCT 1997) (Applicable to subcontracts over $550,000 only)
**	FAR 52.215-14	Integrity of Unit Prices (OCT 1997) and Alternate I (OCT 1997) (Alternate I is applicable if the action is contracted under Other Than Full and Open Competition)
+	FAR 52.215-15	Pension Adjustments and Asset Reversions (DEC 1998)
+	FAR 52.215-18	Reversion or Adjustment of Plans for Postretirement Benefits (PRB) Other than Pensions (OCT 1997)
+	FAR 52.215-19	Notification of Ownership Changes (OCT 1997) (Applicable when Cost or Pricing Data is required)
	FAR 52.2 16-7	Allowable Cost and Payment (FEB 2002)
	FAR 52.2 16-8	Fixed Fee (MAR 1997)
**	FAR 52.219-4	Notice of Price Evaluation Preference for HTJBzone Small Business Concerns (JAN 1999)
**	FAR 52.2 19-8	Utilization of Small Business Concerns (OCT 2000)
++	FAR 52.219-9	Small Business Subcontracting Plan (JAN 2002)
++	FAR 52.219-16	Liquidated Damages—Subcontracting Plan (JAN 1999)
	FAR 52.222-1	Notice to the Government of Labor Disputes (FEB 1997)
**	FAR 5 2.222-2	Payment for Overtime Premiums (JUL 1990) (Note: The word “zero” is inserted in the blank space indicated by an asterisk)
	FAR 52.222-3	Convict Labor (AUG 1996) (Reserved when FAR 52.222-20 Walsh Healy Public Contracts Act is applicable)
**	FAR 52.222-4	Contract Work Hours and Safety Standards Act—Overtime Compensation (SEP 2000)
	FAR 52.222-21	Prohibition of Segregated Facilities (FEB 1999)
	FAR 5 2.222-26	Equal Opportunity (APR 2002)
*	FAR 52.222-35	Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (DEC 2001 1998)
*	FAR 52.222-36	Affirmative Action for Workers with Disabilities (JUN 1998)
*	FAR 52.222-37	Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (DEC 2001)
**	FAR 52.223-14	Toxic Chemical Release Reporting (OCT 2000)
	FAR 52.225-13	Restrictions on Certain Foreign Purchases (JUL 2000)
**	FAR 52.227-1	Authorization and Consent (JUL 1995) and Alternate I (APR 1984)

CONTRACT NUMBER N00014-02-C-0250 / P00004	PAGE 4

**	FAR 52.227-2	Notice and Assistance Regarding Patent and Copyright Infringement (AUG 1996)
	FAR 52.228-7	Insurance Liability to Third Persons (MAR 1996) (Further to paragraph (a)(3), unless otherwise stated in this contract, types and limits of insurance required are as stated in FAR 28.307-2)
	FAR 52.232-9	Limitation on Withholding of Payments (APR 1984)
**	FAR 52.232-17	Interest (JUN 1996)
	FAR 52.232-23	Assignment of Claims (JAN 1986) and Alternate I (APR 1984)
	FAR 52.232-25	Prompt Payment (FEB 2002) and Alternate I (FEB 2002) (The words “the 30th day” are inserted in lieu of “the 7th day” at (a)(5)(i). [When Alternate I is applicable (a)(5)(i) does do not apply] [Alternate I applies when awarding a cost reimbursement contract for services]
	FAR 52.232-33	Payment by Electronic Funds Transfer—Central Contractor Registration (MAY 1999)
	FAR 52.233-1	Disputes (DEC 1998)
	FAR 52.233-3	Protest After Award (AUG 1996) and Alternate I (JUN 1985)
	FAR 52.242-1	Notice of Intent to Disallow Costs (APR 1984)
+	FAR 52.242-3	Penalties for Unallowable Costs (MAY 2001)
	FAR 52.242-4	Certification of Final Indirect Costs (JAN 1997)
**	FAR 52.242-13	Bankruptcy (JUL 1995)
	FAR 52.242-15	Stop Work Order (AUG 1989) and Alternate I (APR 1984)
FAR 52.244-2

Subcontracts (AUG 1998) and Alternate I (AUG 1998)

[Insert in cost-reimbursement contracts, and letter, time-and-material, and labor-hour contracts exceeding SAP, and fixed price contracts exceeding SAP where unpriced actions are anticipated. Use Alternate I for cost-rembursement contracts]

**	FAR 52.244-5	Competition in Subcontracting (DEC 1996)
	FAR 52.244-6	Subcontracts for Commercial Items and Commercial Components (APR 2002)
	FAR 52.245-5	Government Property (Cost-Reimbursement, Time-and-Materials, or Labor-Hour Contracts) (JAN 1986) and ALT I (JUL 1985) (As modified by DoD Class Deviation 99-00008 dated 13 July 1999) (ALT I is applicable if the contractor is a nonprofit organization whose primary purpose is the conduct of scientific research)
**	FAR 52.247-64	Preference for Privately Owned U.S. Flag Commercial Vessels (JUN 2000)
	FAR 52.249-6	Termination (Cost-Reimbursement) (SEP 1996)
	FAR 52.249-14	Excusable Delays (APR 1984)
	FAR 52.251-1	Government Supply Sources (APR 1984)
	FAR 52.253-1	Computer Generated Forms (JAN 1991)

II. DEPARTMENT OF DEFENSE FAR SUPPLEMENTAL (DFARS) (48 CFR CHAPTER 2) CLAUSES:

**	DFARS 252.203-7001	Prohibition On Persons Convicted of Fraud or Other Defense-Contract-Related Felonies (MAR 1999)
	DFARS 252.204-7003	Control of Government Work Product (APR 1992)
	DFARS 252.204-7004	Required Central Contractor Registration (NOV 2001)
**	DFARS 252.209-7000	Acquisition from Subcontractors subject to On-Site Inspection under the Intermediate Range Nuclear Forces (INF) Treaty (NOV 1995)
**	DFARS 252.209-7004	Subcontracting with Firms That Are Owned or Controlled by the

CONTRACT NUMBER N00014-02.C-0250/P0004	PAGE 5

Government of a Terrorist Country (MAR 1998)
+	DFARS 252.215-7000	Pricing Adjustments (DEC 1991)
++	DFARS 252.219-7003	Small, Small Disadvantaged and Women-owned Small Business Subcontracting Plan (DoD Contracts) (APR 1996)
**	DFARS 252.225-7012	Preference for Certain Domestic Commodities (APRIL 2002)
	DFARS 252.225-7031	Secondary Arab Boycott of Israel (JUN 1992)
	DFARS 252.227-7013	Rights in Technical Data — Noncommercial Items (NOV 1995), and Alternate I (JUN 1995)
	DFARS 252.227-7014	Rights In Noncommercial Computer Software and Noncommercial Computer Software Documentation (JUN 1995)
	DFARS 252.227-7016	Rights in Bid or Proposal Information (JUN 1995)
	DFARS 252.227-7019	Validation of Asserted Restrictions — Computer Software (JUN 1995)
	DFARS 252.227-7025	Limitations on the Use or Disclosure of Government-Furnished Information Marked with Restrictive Legends (JUN 1995)
	DFARS 252.227-7028	Technical Data or Computer Software Previously Delivered to the Government (JUN 1995)
	DFARS 252.227-7030	Technical Data — Withholding of Payment (MAR 2000)
	DFARS 252.227-7036	Declaration of Technical Data Conformity (JAN 1997)
	DFARS 252.227-7037	Validation of Restrictive Markings on Technical Data (SEP 1999)
	DFARS 252.231-7000	Supplemental Cost Principles (DEC 1991)
	DFARS 252.242-7000	Post-Award Conference (DEC 1991)
**	DFARS 252.243-7002	Requests for Equitable Adjustment (MAR 1998)
	DFARS 252.245-7001	Reports of Government Property (MAY 1994)
X	DFARS 252.246-7000	Material Inspection and Receiving Report (DEC 1991)
	DFARS 252.251-7000	Ordering from Government Supply Sources (OCT 2002)
**	DFARS 252.247-7023	Transportation of Supplies by Sea (MAY 2000)
**	DFARS 252.247-7024	Notification Of Transportation Of Supplies By Sea (MAR 2000) (Applicable when the Contractor has made a negative response to the inquiry in the representation at DFARS 252.247-7022.)

(B)	ADDITIONAL FAR AND DFARS CLAUSES

This contract incorporates one or more clauses by reference as indicated by the mark of (X), with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address: http://www.arnet.gov/far/

X	FAR 52.204-2	Security Requirements (AUG 1996) (Applicable if contract will generate or require access to classified information and DD Form 254, Contract Security Classification Specification, is issued to the contractor)
X	FAR 52.209-6	Protecting the Government’s Interest when Subcontracting with Contractors Debarred, Suspended, or Proposed for Debarment (JUL 1995) (Applicable to contracts exceeding $25,000 in value.)
	FAR 52.215-17	Waiver of Facilities Capital Cost of Money (OCT 1997) (Applicable if the Contractor did not propose facilities capital cost of money in the offer)
X	FAR 52.215-20	Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data (OCT 1997) (Applicable if cost or pricing data or information other than cost or pricing data are required)

CONTRACT NUMBER N00014-02.C-0250/P00004	PAGE 6

X	FAR 52 215-21	Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data — Modifications (OCT 1997) (Applicable if cost or pricing data or information other than cost or pricing data will be required for modifications)
	FAR 52 217-9	Option to Extend the Term of the Contract (MAR 2000) (In paragraph (a), insert “XX”, and in paragraph (c), insert “XX”) (Applicable if contract contains line item(s) for option(s)) (Complete the spaces in parentheses)
	FAR 52 219-3	Notice of Total HUBZone Set-Aside (JAN 1999)
	FAR 52 219-5	Very Small Business Set-Aside (MAR 1999) (For actions between $2,500 and $50,000)
	FAR 52 2 19-6	Notice of Total Small Business Set-Aside (JUL 1996), and Alternate I (OCT 1995) (Applicable to total small business set-asides, including SBIR)
	FAR 52 219-7	Notice of Partial Small Business Set-Aside (JUL 1996) and Alternate I (OCT 1995)
	FAR 52 219-10	Incentive Subcontracting Program (OCT 2001) (Applicable at the PCO’s discretion to contract actions exceeding $500,000 and when subcontracting possibilities exist. The clause is small business exempt) (In paragraph (b), insert the appropriate number between 0 and 10 — “XX”) (Complete the space in the parentheses)
	FAR 52 219-25	Small Disadvantaged Business Participation Program — Disadvantaged Status and Reporting (OCT 1999) (Applicable if contract includes FAR 52.2 19-24)
	FAR 52 219-26	Small Disadvantaged Business Participation Program — Incentive Subcontracting Program (OCT 2000) (Applicable at the PCO’s discretion to contract actions exceeding $500,000 and when subcontracting possibilities exist. The clause is small business exempt) (In paragraph (b), insert the appropriate number between 0 and 10 — “XX”) (Complete the space in the parentheses)
X	FAR 52 222-20	Walsh Healy Public Contracts Act (DEC 1996) (Applicable if the contract includes deliverable materials, supplies, articles or equipment in an amount that exceeds or may exceed $10,000)
	FAR 52 223-5	Pollution Prevention and Right-to-Know Information (APR 1998) (Applicable if contract provides for performance, in whole or in part, on a Federal facility)
X	FAR 52 223-6	Drug-Free Workplace (MAY 2001) (Applies when contract action exceeds $100,000 or at any value when the contract is awarded to an individual)
	FAR 52 230-2	Cost Accounting Standards (APR 1998) (Applicable when contract amount is over $500,000, if contractor is subject to full CAS coverage, as set forth in 48 CFR Chapter 99, Subpart 9903 ..201-2(a) (FAR Appendix B)
X	FAR 52 230-3	Disclosure and Consistency of Cost Accounting Practices (APR 1998) (Applicable when contract amount is over $500,000 but less than $25 million, and the offeror certifies it is eligible for and elects to use modified CAS coverage as set forth in 48 CFR Chapter 99, Subpart 9903.20 1-2 (FAR Appendix B)
X	FAR 52 23 0-6	Administration of Cost Accounting Standards (NOV 1999) (Applicable if contract is subject to either clause at FAR 5 2.230-2, FAR 52.230-3 or FAR 52.230-5)
X	FAR 52 232-20	Limitation of Cost (APR 1984) (Applicable only when contract action is fully funded)

CONTRACT NUMBER N00014-02.C-0250	PAGE 7

X	FAR 52 232-22	Limitation of Funds (APR 1984) (Applicable only when contract action is incrementally funded)

	FAR 52 239-1	Privacy or Security Safeguards (AUG 1996) (Applicable to contracts for information technology which require security of information technology, and/or are for the design, development, or operation of a system of records using commercial information technology services or support services.)

	FAR 52 245-18	Special Test Equipment (FEB 1993) Applicable when it is anticipated that the contractor will acquire or fabricate special test equipment but the exact identification of the equipment is not known)

X	DFARS 252 203-7002	Display of DoD Hotirne Poster (DEC 1991) (Applicable only when contract action exceeds $5 million or when any modification increases contract amount to more than $5 million)

X	DFARS 252 204-7000	Disclosure of Information (DEC 1991) (Applies when Contractor will have access to or generate unclassified information that may be sensitive and inappropriate for release to the public)

X	DFARS 252 204-7005	Oral Attestation of Security Responsibilities (NOV 2001) (Applicable if FAR 52.204-2, Security Requirements Applies)

X	DFARS 252 205-7000	Provision of Information to Cooperative Agreement Holders (DEC 1991) (Applicable only when contract action exceeds $500,000 or when any modification increases total contract amount to more than $500,000)

X	DFARS 252 215-7002	Cost Estimating System requirements (Oct 1998) (Applicable only to contract actions awarded on the basis of certified cost or pricing data)

X	DFARS 252.223-7004	Drug-Free Work Force (SEP 1988) (Applicable (a) if contract involves access to classified information: or (b) when the Contracting Officer determines that the clause is necessary for reasons of national security or for the purpose of protecting the health or safety of performance of the contract.

	DFARS 252 223-7006	Prohibition on Storage and Disposal of Toxic and Hazardous Materials (APR 1993) (Applicable if work requires, may require, or permits contractor performance on a DoD installation)

	DFARS 252 225-7001	Buy American Act and Balance of Payments Program (MAR 1998) (Applicable if the contract includes deliverable supplies) (This clause does not apply if an exception to the Buy American Act or Balance of Payments Program is known or if using the clause at 252.225-7007, 252.225-7021, or 252.225-7036.)

	DFARS 252 225-7002	Qualifying Country Sources as Subcontractors (DEC 1991) (Applicable when clause at DFARS 252.225-7001, 252.227-7007, 252.227-7021, or 252.227-7036 applies)

	DFARS 252 225-7007	Buy American Act - Trade Agreements - Balance of Payments Program (OCT 2002) (Use instead of FAR 52.225-5, Trade Agreements (Include in contracts valued at $186,000 or more, if the Trade Agreements Act applies (see 25.401 and 25.403) and the agency has determined that the restrictions of the Buy American Act or Balance of Payments Program are not applicable to U.S.— made end products, unless the acquisition is to be awarded and performed outside the United States in support of a contingency operation or a humanitarian or peacekeeping operation and does not exceed the

CONTRACT NUMBER N00014-02-C-0250 / P00004	PAGE 8

Increase simplified acquisition threshold of $200,000.) The clause need not be used where purchase from foreign sources is restricted (see 225.401 (b)(ii)). The clause may be used where the contracting officer anticipates a waiver of the restriction.)

	DFARS 252.225-7008	Supplies to be accorded Duty-Free Entry (MAR 1998) (Applicable when the contract provides for duty-free entry and includes FAR 52.225-8-Duty-Free Entry)

	DFARS 252.225-7009	Duty-Free Entry — Qualifying Country Supplies (End Products and Components) (AUG 2000) (Applicable if contract includes deliverable supplies)

	DFARS 252.225-7010	Duty-Free Entry — Additional provisions (AUG 2000) (Applicable when FAR 52.225-8—Duty-Free Entry is included in the contract.)

	DFARS 252.225-7016	Restriction On Acquisition Of Ball And Roller Bearings (DEC 2000) (Applicable if contract includes deliverable supplies, unless Contracting officer knows that items being acquired do not contain ball or roller bearings.)

x	DFARS 252.225-7026	Reporting of Contract Performance Outside the United States (JUN 2000) (Applicable only when contract value exceeds $500,000 or when any modification increases contract value to more the $500,000)

	DFARS 252.225-7001	Utilization of Indian Organizations and Indian-Owned Economic Enterprises (SEP 2001) ñ(Applicable if FAR Part 12 is not used, and for supplies and services (but not R&D) expected to exceed SAP thresholds) ( This Final Rule replaces FAR 52.226-1 (JUN 2000) via DFARS Chg Ntc 20020531ñ

	DFARS 252.225-7018	Rights in Noncommercial Technical Data and Computer Software-Small Business Innovation Research (SBIR) Program (JUN 1995) (Applicable when technical data or computer software will be generated during performance of contracts under the SBIR Program)

X	DFARS 252.225-7004	Material Management and Accounting System (DEC 2000) (Applicable to contract actions exceeding $100,000) (Not applicable to contracts set aside for exclusive participation by small business and small disadvantage business concerns)

C. COST SHARING – NO FEE RESEARCH AND DEVELOPMENT CLAUSES

The following FAR and DFARS clauses apply to Cost Sharing – no Fee Research and Development Contracts and are either required by regulation or are required when the circumstances of the contract warrant that they apply. The FAR and DFARS clauses for Cost-Sharing Research and Development Contracts only apply when specifically marked with an (X).

x	FAR52.216-12	Cost Sharing Contract – No Fee (APR 1984) Insert Immediately following 52.216-8 ñThis clause may be modified by substituting “$10,000” in lieu of “$100,000” as the maximum reserve in paragraph (b) if the contract is with a nonprofit organization.ñ FAR 16.307 (f) (2): Use Alternate I when a cost-sharing research and development contract with an educational institute or a nonprofit organization is contemplated, and if the contracting officer determines that withholding of a portion of allowable costs is not required.

x	FAR 52.227-10	Filing of Patent Applications Classified Subject Matter (APR 1984) (Applicable if contract is subject to FAR clause 52.204-02 and either 52.227-11 or 52.227-12)

CONTRACT NUMBER N00014-02-C-0250/P00004	PAGE 9

	FAR 52.227-11	Patent Rights — Retention by the Contractor (Short Form) (JUN 1997) (Applicable if contractor is a small business or non profit organization)
X	FAR 52.243-2	Changes — Cost-Reimbursement (Aug. 1987) and Alternate V (APR 1984) FAR 43.205 (b)(6): Include clause in research and development contracts with Alternate V.
X	FAR 52.246-9	Inspection of Research and Development (Short Form) (Apr 1984) FAR 46.309: Include in contract when FAR 52.246-7, Inspection of Research and Development—Fixed-Price; & FAR 52.246-8, Inspection of Research and Development — Cost-Reimbursement, are not used. FAR 52.246-8 is not applicable when FAR 52.246-9 is used.
	FAR 52.247-63	Preference for U.S.-Flag Air Carriers (JAN 1997) FAR 47.405: Use in contracts whenever it is possible that U.S. Government-financed international air transportation of personnel (and their personal effects) or property will occur in the performance of the contract.
OR
X	FAR 52.227-12	Patent Rights - Retention by the Contractor (Long Form) (JAN 1997) (Applicable if contractor is a large business)
	DFARS 252.227-7034	Patents - Subcontracts (APR 1984) (Applicable when FAR 52.227-11 applies)
	DFARS 252.227-7039	Patents - Reporting of Subject Inventions (APR 1990) (Applicable when FAR 52.227-11 applies)
X	DFARS 252.235-7011	Final Scientific Or Technical Report (Sep 1999)

6.	Revise SECTION J -LIST OF ATTACHMENTS to incorporate Attachment Number 6 (which is attached to this modification) as follows:

“1)	Attachment Number 1 entitled, “Statement of Work,” 5 pages.

2)	Attachment Number 2 entitled, “Deliverables,” 1 page.

3)	EXHIBIT A entitled, “Contract Data Requirements List” (DD Form 1423), 2 pages.

4)	Enclosure Number 1 entitled, “Contract Data Requirements List—Instructions for Distribution,” 2 pages.

5)	Attachment Number 3 entitled, “Addendum to Master Subcontracting Plan,” 2 pages.

6)	Attachment Number 4 entitled, “Financial Accounting Data Sheet,” 5 pages.

7)	Attachment Number 5 entitled, “Contract Security Classification Specification” (DD 254), 3 pages.

8)	Attachment Number 6 entitled, “Statement of Work: [***],” 2 pages.”

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONTRACT NUMBER N00014-02-C-0250/ P00004	PAGE 10

7.	Revise Attachment Number 2 entitled, “Deliverables,” as shown in the attachment to this modification.

8	Revise Exhibit A entitled “Contract Data Requirements List” (DD Form 1423), as shown in the attachment to this modification.

This	modification increases the Total Estimated Costs of this contract by [***]. All other terms and conditions remain unchanged.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONTRACT NUMBER N00014.-02-C-0250/ P00004	PAGE 11

Attachment Number 2:

Deliverables

Deliverables from CLIN 0001 effort:

Table 4 lists the deliverables for the [***] effort on this program. The [***] that will be delivered will be representative for that time period. Table 5 lists the deliverables for the [***] effort on this program. The [***] that will be delivered will be representative of the [***] process during that time period. Table 6 lists the deliverables for the [***] manufacturing effort on this program. The discrete [***] that will be delivered will be [***] devices mounted in [***] packages. The [***] that will be delivered will be of the amplifier design that will have been selected as the [***] test vehicle for the program during that time period, and they will be a minimum of [***].

Table 4: Deliverables for the crystal growth effort.

24 Months ARO	36 Months ARO
[***]	[***]

Table 5: Deliverables for the [***] growth effort.

12 Months ARO	24 Months ARO	36 Months ARO
[***]	[***]	[***]

Table 6: Deliverables for the [***] manufacturing effort.

12 Months ARO	24 Months ARO	36 Months ARO
[***]	[***]	[***]

Additional Deliverables from CLIN 0001 effort:

•	Unpackaged devices will be delivered under this contract, as required by the Program officer. These unpackaged devices requested by the Program Officer can be from the process development runs and/or the [***].

•	Five (5) packaged [***] representative of current process will be delivered [***] after the effective date of this contract.

Deliverables from CLIN 0004 effort:

Deliverable	Delivery Date
(Qty=5) 1st iteration [***] (1)	[***] after execution of P00004 of this contract
(Qty=5) 2nd iteration [***]	[***] after execution of P00004 of this contract

(1)	– The balance of any remaining functional or on-functional devices will be supplied as required.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONTRACT NUMBER N00014-02-C-0250/ P00004	PAGE 1

Attachment Number 6

Statement of Work: [***]

1.0	Scope: This Statement of Work (SOW) defines the effort required for Cree, Inc. to develop a [***] to assess [***] as originally planned in CLIN 0001 of this program. Specifically, the [***] will serve as the [***] for the program. The driver will also be designed to be compatible with the [***] such that the combination may be used to support [***] demonstrations on separately funded activities if desired. The major thrusts of this effort include [***]. The electrical specifications for the [***] will be supplied in a [***] along with the appropriate classification guidance (DD-254). [***] design/fabrication lots are planned.

2.0	Development Tasks

2.1	[***] Design and Layout

2.1.1	Task Description Cree will design a [***] per specification (TBD) to be supplied as a classified addendum to this SOW. Two design iterations are planned. The following tasks will be performed:

•	[***]
•	[***]
•	[***]
•	[***]
•	[***]
•	[***]

A design review will be conducted prior to releasing the design for mask fabrication.

2.2	[***] Fabrication

2.2.1	Task Description: [***] is planned for each of two (2) design iterations. The fabrication tasks will include the purchase of the required [***], the purchase of [***] for each iteration ([***] total) and [***] runs in the fabrication facility.

2.3	[***] Test/Evaluation

2.3.1	Task Description: Cree will evaluate each of [***] lots as they become available from the fabrication facility. This task will include the following:

•	[***]
•	[***]

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONTRACT NUMBER N00014-02-C-0250/P00004 ATTACHMENT NUMBER 6	PAGE 1

•	[***]
•	[***]
•	[***]
•	[***]

2.4	Program Management: Standard cost and schedule controls shall be employed to monitor program status.

2.5	Milestones: [***] will be conducted prior to releasing the each of the [***] designs to the fabrication process The performance of the [***] will be reviewed at the design review for [***].

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONTRACT NUMBER N00014-02-C-0250/P00004 ATTACHMENT NUMBER 6	PAGE 2

FINANCIAL ACCOUNTING DATA SHEET – NON-NAVY DoD ACTIVITIES

1. CONTRACT NUMBER (CRITICAL) N0001402C0250		2. SPUN (CRITICAL)	3. MOD (CRITICAL) P00004	4. PR NUMBER 02PR09637-04	PAGE 1 OF 1

5. CUN/SLIN	6. ACRN (CRITICAL)	7. ACCOUNTING CITATION		8. AMOUNT (CRITICAL)	NAW INTERNAL USE ONLY REF DOC/ACRN

	AF	9720400 8ABB 255 SA452 0 068342 2D 064510 106180000000 FRC:Z148 PR#02PR09637-04 DOC#N0002402RC12638 Sub. Date: 06 SEP 2002		[***]

PAGE \TOTAL GRAND TOTAL				[***] [***]

PREPARED/AUTHORIZED BY: DATE:				COMPTROLLER APPROVAL: FOR FISCAL DATA AND SIGNATURE BY for COMPTROLLER, ONR CONTRACT REVIEWED DATE:

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

AMENDMENT OF SOLICITATION /MODIFICATION OF CONTRACT	CONTRACT ID CODE	PAGE OF PAGES
	DO-C9(T)	1/3

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REG. NO.	5. PROJECT NO. (If applicable)
P00005	SEE BLOCK 16C	03PR08533-00	N.A.

6. ISSUED BY CODE N00014	7. ADMINISTERED BY (If other than Item 6)	CODE	S1103A
SCD-C
OFFICE OF NAVAL RESEARCH ONR 251: Lynn Christian (703) 696-1575 BALLSTON TOWER CENTRE ONE 800 NORTH QUINCY STREET ARLINGTON, VA 22217-5660	DCM ATLANTA 805 WALKER STREET, SUITE 1 MARIETTA, GA 30060-2789

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and Zip Code) CREE, INC. 4600 SILICON DRIVE DURHAM, NC 27703	(X	)	9A. AMENDMENT OF SOLICITATION N.A.

9B. DATED (SEE ITEM 11)

	X		10A. MODIFICATION OF CONTRACT/ORDER N00014-02-C-0250

CODE FACILITY CODE 0C9J8			10B. DATED (SEE ITEM 13) 03 JUL 2002

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended ☐ is not extended

Offers must acknowledge receipt of this amendment prior to the hour and data specified in the solicitation or as amended, by one of the following methods:

(a) By completing items 8 and 15, and returning — copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and data specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) SEE FINANCIAL ACCOUNTING DATA SHEET(S)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACTOR/ORDER NO. AS DESCRIBED ITEM 14.

(X)	THIS CHANGE ORDER IS ISSUED PURSUANT TO (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: N.A. AUTHORITY FOR OTHER THAN FULL AND OPEN COMPETITION:

X	D. OTHER (Specify type of modification and authority) FAR 43.103(b) and LIMITATION OF FUNDS CLAUSE

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return 2 copies to the issuing office

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to provide an increment of funding to CLIN 0001 under Contract Number N00014-02-C-0250. Accordingly, the funding cited in the attached Financial Accounting Data Sheet is made available.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) WADE D. WARGO Contracting Officer

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
(Signature of person authorized to sign)		/s/ Wade D. Wargo (Signature of person authorized to sign)	2/20/03

SN 7540-01-152-8070 PREVIOUS EDITION UNUSABLE NAVOCNR OVERPRINT (3-88)	30-105		STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

Effective as of the date of this Modification:

1.	The funds available for performance of this contract are increased by the amount set forth in the attached Financial Accounting Data sheets.

2.	Revise SECTION B – SUPPLIES OR SERVICES AND PRICES/COSTS to read as follows:

ITEM NO.	SUPPLIES/SERVICES	ESTIMATED GOVERNMENT COST SHARE	ESTIMATED CONTRACTOR COST SHARE	TOTAL ESTIMATED COSTS
0001	The Contractor shall furnish the necessary personnel and facilities to conduct the research effort as described in Section C.1. and C.2.	[***]	[***]	[***]
000101 ACRN:AA [***]
000102 ACRN: AD [***]
	000103 ACRN: AC [***]	.
000104 ACRN:AD [***]
000105 ACRN: AE [***]
000106 ACRN:AF [***]
0002	Deliverables as specified in Attachment Number 2			NSP
0003	Reports and Data in accordance with Exhibit A (DD Form 1423)			NSP
0004	The Contractor shall furnish the necessary personnel and facilities to conduct the research effort as described in Section C.1. and C.3.	[***]	[***]	[***]
000401 ACRN: AF [***]
TOTAL ESTIMATED CONTRACT CONSIDERATION:		[***]	[***]	[***]

3.	Under SECTION G - CONTRACT ADMINISTRATION DATA, paragraph 5, entitled “Allotment of Funds”, is revised to read as follows:

“5. Allotment of Funds

It is hereby understood and agreed that the Government’s share of CLIN 0001 will not exceed a total amount of [***]. The total amount presently available for payment

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONTRACT NUMBER N00014-02-C-0250/P00005	PAGE 2

and allotted to CLIN 0001 is [***]. It is estimated that the amount allotted of [***] will cover the period from [***].

CLIN 0004 is fully funded.”

This modification makes no change to the Total Estimated Costs of the contract. All other terms and conditions remain unchanged.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONTRACT NUMBER N00014-02-C-0250/P00005	PAGE 3

FINANCIAL ACCOUNTING DATA SHEET – NON-NAVY DoD ACTIVITIES

1. CONTRACT NUMBER (CRITICAL) N0001402C0250		2. SPUN (CRITICAL)	3. MOD (CRITICAL) P00005	4. PR NUMBER 03PR08533-00	PAGE 1 OF 1

5. CUN/SLIN	6. ACRN (CRITICAL)	7. ACCOUNTING CITATION		8. AMOUNT (CRITICAL)	NAW INTERNAL USE ONLY REF DOC/ACRN

	AF	9720400 8ABB 255 SA452 0 068342 2D 064510 106180000000 FRC:148 PR#02PR09637-04 DOC#N0002402RC12638 Sub. Date: 06 SEP 2002		[***]

PAGE TOTAL GRAND TOTAL				[***] [***]

PREPARED/AUTHORIZED BY: DATE:				COMPTROLLER APPROVAL: FOR FISCAL DATA AND SIGNATURE BY for COMPTROLLER, ONR CONTRACT REVIEWED DATE:

AMENDMENT OF SOLICITATION /MODIFICATION OF CONTRACT			CONTRACT ID CODE	PAGE OF PAGES
			DO-C9(T)		1/3

2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REG. NO.	5. PROJECT NO. (If applicable)
P00006		SEE BLOCK 16C	03PR08533-00	N.A.

6. ISSUED BY	CODE	N00014	7. ADMINISTERED BY (If other than Item 6)	CODE	S1103A
SCD-C

OFFICE OF NAVAL RESEARCH ONR 251: Lynn Christian (703) 696-1575 BALLSTON TOWER CENTRE ONE 800 NORTH QUINCY STREET ARLINGTON, VA 22217-5660			DCM ATLANTA 805 WALKER STREET, SUITE 1 MARIETTA, GA 30060-2789

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and Zip Code)			(X)	9A. AMENDMENT OF SOLICITATION
N.A.

CREE, INC. 4600 SILICON DRIVE DURHAM, NC 27703				9B. DATED (SEE ITEM 11)

			X	10A. MODIFICATION OF CONTRACT /ORDER
N00014-02-C-0250

CODE		FACILITY CODE		10B. DATED (SEE ITEM 13)
0C9J8				03 JUL 2002

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended ☐ is not extended

Offers must acknowledge receipt of this amendment prior to the hour and data specified in the solicitation or as amended, by one of the following methods:

(a) By completing items 8 and 15, and returning — copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and data specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
SEE FINAL ACCOUNTING DATA SHEET(S)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACTOR/ORDER NO. AS DESCRIBED ITEM 14.
(X) THIS CHANGE ORDER IS ISSUED PURSUANT TO (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A

              THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES

                            (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: N.A.
AUTHORITY FOR OTHER THAN FULL AND OPEN COMPETITION:
D. OTHER (Specify type of modification and authority)
X		FAR 43.103(b) and LIMITATION OF FUNDS CLAUSE
E. IMPORTANT: Contractor	☒ is not,	☐ is required to sign this document and return _ copies to the issuing office

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to provide an increment of funding to CLIN 0001 under Contract Number N00014-02-C-0250. Accordingly, the funding cited in the attached Financial Accounting Data Sheet is made available.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)			16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
SUSAN M. SUTHERLAND Contracting Officer

15B. CONTRACTOR/OFFEROR		15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
			/s/ Susan M. Sutherland	4/22/03
(Signature of person authorized to sign)			(Signature of person authorized to sign)

SN 7540-01-152-8070 PREVIOUS EDITION UNUSABLE NAVOCNR OVERPRINT (3-88)			30-105	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

Effective as of the date of this Modification:

1.	The funds available for performance of this contract are increased by the amount set forth in the attached Financial Accounting Data sheets.

2.	Revise SECTION B – SUPPLIES OR SERVICES AND PRICES/COSTS to read as follows:

ITEM NO.	SUPPLIES/SERVICES	ESTIMATED GOVERMENT COST SHARE	ESTIMATED CONTRACTOR COST SHARE	TOTAL ESTIMATED COSTS
0001	The Contractor shall furnish the necessary personnel and facilities to conduct the research effort as described in Section C.1. and C.2.	[***]	[***]	[***]
000101 ACRN:AA [***]
000102 ACRN: AD [***]
	000103 ACRN: AC [***]	.
000104 ACRN:AD [***]
000105 ACRN: AE [***]
000106 ACRN:AF [***]
000107 ACRN: AG [***]
0002	Deliverables as specified in Attachment Number 2			NSP
0003	Reports and Data in accordance with Exhibit A (DD_Form_1423)			NSP
0004	The Contractor shall furnish the necessary personnel and facilities to conduct the research effort as described in Section C.1. and C.3.	[***]	[***]	[***]
000401 ACRN: AF [***]
TOTAL ESTIMATED CONTRACT CONSIDERATION:		[***]	[***]	[***]

3.	Under SECTION G - CONTRACT ADMINISTRATION DATA, paragraph 5, entitled “Allotment of Funds”, is revised to read as follows:

“5. Allotment of Funds

It is hereby understood and agreed that the Government’s share of CLIN 0001 will not exceed a total amount of [***]. The total amount presently available for payment

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONTRACT NUMBER N00014-02-C-0250/P00006	PAGE 2

and allotted to CLIN 0001 is [***]. It is estimated that the amount allotted of [***] will cover the period from [***].”

This modification makes no change to the Total Estimated Cost of this contract. All other terms and conditions remain unchanged.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONTRACT NUMBER N00014-02-C-0250/P00006	PAGE 3

0FINANCIAL ACCOUNTING DATA SHEET – NON-NAVY DoD ACTIVITIES

1. CONTRACT NUMBER (CRITICAL) N0001402C02500		2. SPUN (CRITICAL)	3. MOD (CRITICAL) P00006	4. PR NUMBER 03PR08533-01	PAGE 1 OF 1

5. CUN/SLIN	6. ACRN (CRITICAL)	7. ACCOUNTING CITATION		8. AMOUNT (CRITICAL)	NAW INTERNAL USE ONLY REF DOC/ACRN

	AG	1731319 A5XB 255 SASTC 0 068342 20 064110 K92230000010 FRC:Z122 PR#032R08533-01 DOC*N0002403RX11809 Sub. Date: 28 MAR 2003		[***]

PAGE TOTAL GRAND TOTAL				[***] [***]

PREPARED/AUTHORIZED BY: DATE:				COMPTROLLER APPROVAL: FOR FISCAL DATA AND SIGNATURE BY for COMPTROLLER, ONR CONTRACT REVIEWED DATE:

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

AMENDMENT OF SOLICITATION /MODIFICATION OF CONTRACT	CONTRACT ID CODE DO-C9(T)	PAGE OF PAGES 1/3

2. AMENDMENT/MODIFICATION NO. P00007	3. EFFECTIVE DATE SEE BLOCK 16C	4. REQUISITION/PURCHASE REG. NO. 03PR08533-02	5. PROJECT NO. (If applicable) N.A.

6. ISSUED BY	CODE	N00014	7. ADMINISTERED BY (If other than Item 6) SCD-C	CODE	S1103A

OFFICE OF NAVAL RESEARCH ONR 251: Lynn Christian (703) 696-1575 BALLSTON TOWER CENTRE ONE 800 NORTH QUINCY STREET ARLINGTON, VA 22217-5660			DCM ATLANTA 805 WALKER STREET, SUITE 1 MARIETTA, GA 30060-2789

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and Zip Code) CREE, INC. 4600 SILICON DRIVE DURHAM, NC 27703		(X)	9A. AMENDMENT OF SOLICITATION N.A.

9B. DATED (SEE ITEM 11)

		X	10A. MODIFICATION OF CONTRACT/ORDER N00014-02-C-0250

CODE 0C9J8	FACILITY CODE		10B. DATED (SEE ITEM 13) 03 JUL 2002

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended ☐ is not extended

Offers must acknowledge receipt of this amendment prior to the hour and data specified in the solicitation or as amended, by one of the following methods:

(a) By completing items 8 and 15, and returning — copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and data specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) SEE FINANCIAL ACCOUNTING DATA SHEET(S)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACTOR/ORDER NO. AS DESCRIBED ITEM 14.

(X)	THIS CHANGE ORDER IS ISSUED PURSUANT TO (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES

(such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: N.A. AUTHORITY FOR OTHER THAN FULL AND OPEN COMPETITION:

X	D. OTHER (Specify type of modification and authority) FAR 43.103(b) and LIMITATION OF FUNDS CLAUSE

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return copies to the issuing office

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to provide an increment of funding under Contract Number N00014-02-C-0250. Accordingly, the funding cited in the attached Financial Accounting Data Sheet is made available.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) SUSAN M. SUTHERLAND Contracting Officer

15B. CONTRACTOR/OFFEROR (Signature of person authorized to sign)	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA /s/ Susan M. Sutherland (Signature of person authorized to sign)	16C. DATE SIGNED 5/6/03

SN 7540-01-152-8070 PREVIOUS EDITION UNUSABLE NAVOCNR OVERPRINT (3-88)	30-105	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

Effective as of the date of this Modification:

1.	The funds available for performance of this contract are increased by the amount set forth in the attached Financial Accounting Data sheets.

2.	Revise SECTION B – SUPPLIES OR SERVICES AND PRICES/COSTS to read as follows:

ITEM NO.	SUPPLIES/SERVICES	ESTIMATED GOVERNMENT COST SHARE	ESTIMATED CONTRACTOR COST SHARE	TOTAL ESTIMATED COSTS
0001	The Contractor shall furnish the necessary personnel and facilities to conduct the research effort as described in Section C.	[***]	[***]	[***]
000101 ACRN:AA [***]
000102 ACRN: AD [***]
	000103 ACRN: AC [***]		.
000104 ACRN:AD [***]
000105 ACRN: AE [***]
000106 ACRN:AF [***]
000107 ACRN: AG [***]
000107 ACRN: AH [***]
0002	Deliverables as specified in Attachment Number 2			NSP
0003	Reports and Data in accordance with Exhibit A (DD Form 1423)			NSP
0004	The Contractor shall furnish the necessary personnel and facilities to conduct the research effort as described in Section C.1. and C.3.	[***]	[***]	[***]
000401 ACRN: AF [***]
TOTAL ESTIMATED CONTRACT CONSIDERATION:		[***]	[***]	[***]

3.	Under SECTION G - CONTRACT ADMINISTRATION DATA, paragraph 5, entitled “Allotment of Funds”, is revised to read as follows:

“5. Allotment of Funds

It is hereby understood and agreed that the Government’s share of CLIN 0001 will not exceed a total amount of [***]. The total amount presently available for payment and allotted to CLIN 0001 is [***]. It is estimated that the amount allotted of [***] will cover the period from [***].

CLIN 0004 is fully funded at [***].

This modification makes no change to the Total Estimated Cost of this contract. All other terms and conditions remain unchanged.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONTRACT NUMBER N00014-02-C-0250/P00007	PAGE 2

FINANCIAL ACCOUNTING DATA SHEET – NON-NAVY DoD ACTIVITIES

1. CONTRACT NUMBER (CRITICAL) N0001402C0250		2. SPUN (CRITICAL)	3. MOD (CRITICAL) P00007	4. PR NUMBER 03PR08533-02	PAGE 1 OF 1

5. CUN/SLIN	6. ACRN (CRITICAL)	7. ACCOUNTING CITATION		8. AMOUNT (CRITICAL)	NAW INTERNAL USE ONLY REF DOC/ACRN

	AH	9730400 2520 40603880C 2525 BMD00134934283 012123 FRC: Z127 PR#03PR08533-02 DOC#BMD00134934283 Sub. Date: 05 MAY 2003		[***]

PAGE TOTAL GRAND TOTAL				[***] [***]

PREPARED/AUTHORIZED BY: DATE:				COMPTROLLER APPROVAL: FOR FISCAL DATA AND SIGNATURE BY for COMPTROLLER, ONR CONTRACT REVIEWED DATE:

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

AMENDMENT OF SOLICITATION /MODIFICATION OF CONTRACT	CONTRACT ID CODE DO-C9(T)	PAGE OF PAGES 1/3

2. AMENDMENT/MODIFICATION NO. P00008	3. EFFECTIVE DATE SEE BLOCK 16C	4. REQUISITION/PURCHASE REG. NO. 03PR08533-03	5. PROJECT NO. (If applicable) N.A.

6. ISSUED BY	CODE	N00014	7. ADMINISTERED BY (If other than Item 6)	CODE SCD-C	S1103A

OFFICE OF NAVAL RESEARCH ONR 251: Lynn Christian (703) 696-1575 BALLSTON TOWER CENTRE ONE 800 NORTH QUINCY STREET ARLINGTON, VA 22217-5660			DCM ATLANTA 805 WALKER STREET, SUITE 1 MARIETTA, GA 30060-2789

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and Zip Code) CREE, INC. 4600 SILICON DRIVE DURHAM, NC 27703		(X)	9A. AMENDMENT OF SOLICITATION N.A.

9B. DATED (SEE ITEM 11)

		X	10A. MODIFICATION OF CONTRACT/ORDER N00014-02-C-0250

CODE 0C9J8	FACILITY CODE		10B. DATED (SEE ITEM 13) 03 JUL 2002

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐  The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers    ☐ is extended ☐   is not extended

Offers must acknowledge receipt of this amendment prior to the hour and data specified in the solicitation or as amended, by one of the following methods:

(a) By completing items 8 and 15, and returning — copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and data specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) SEE FINAL ACCOUNTING DATA SHEET(S)
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACTOR/ORDER NO. AS DESCRIBED ITEM 14.

(X)	THIS CHANGE ORDER IS ISSUED PURSUANT TO (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES

(such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: N.A. AUTHORITY FOR OTHER THAN FULL AND OPEN COMPETITION:

X	D. OTHER (Specify type of modification and authority) FAR 43.103(b) and L IMITATION OF FUNDS CLAUSE

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return copies to the issuing office

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to provide an increment of funding under Contract Number N00014-02-C-0250. Accordingly, the funding cited in the attached Financial Accounting Data Sheet is made available.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) SUSAN M. SUTHERLAND Contracting Officer

15B. CONTRACTOR/OFFEROR (Signature of person authorized to sign)	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA /s/ Susan M. Sutherland (Signature of person authorized to sign)	16C. DATE SIGNED 7/8/03

SN 7540-01-152-8070 PREVIOUS EDITION UNUSABLE NAVOCNR OVERPRINT (3-88)	30-105	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

Effective as of the date of this Modification:

1.	The funds available for performance of this contract are increased by the amount set forth in the attached Financial Accounting Data sheets.

2.	Revise SECTION B – SUPPLIES OR SERVICES AND PRICES/COSTS to read as follows:

ITEM NO.	SUPPLIES/SERVICES	ESTIMATED GOVERNMENT COST SHARE	ESTIMATED CONTRACTOR COST SHARE	TOTAL ESTIMATED COSTS
0001	The Contractor shall furnish the necessary personnel and facilities to conduct the research effort as described in Section C.	[***]	[***]	[***]
000101 ACRN:AA [***]
000102 ACRN: AB [***]
	000103 ACRN: AC [***]		.
000104 ACRN:AD [***]
000105 ACRN: AE [***]
000106 ACRN:AF [***]
000107 ACRN: AG [***]
000107 ACRN: AH [***]
000107 ACRN: AJ [***]
0002	Deliverables as specified in Attachment Number 2			NSP
0003	Reports and Data in accordance with Exhibit A (DD Form 1423)			NSP
0004	The Contractor shall furnish the necessary personnel and facilities to conduct the research effort as described in Section C.1. and C.3.	[***]	[***]	[***]
000401 ACRN: AF [***]
TOTAL ESTIMATED CONTRACT CONSIDERATION:		[***]	[***]	[***]

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

3.	Under SECTION G - CONTRACT ADMINISTRATION DATA, paragraph 5, entitled “Allotment of Funds”, is revised to read as follows:

“5. Allotment of Funds

It is hereby understood and agreed that the Government’s share of CLIN 0001 will not exceed a total amount of [***]. The total amount presently available for payment and allotted to CLIN 0001 is [***]. It is estimated that the amount allotted of [***] will cover the period from [***].

CLLIN is fully funded at [***].

This modification makes no change to the Total Estimated Cost of this contract. All other terms and conditions remain unchanged.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONTRACT NUMBER N00014-02-C-0250/P00008	PAGE 2

FINANCIAL ACCOUNTING DATA SHEET – NON-NAVY DoD ACTIVITIES

1. CONTRACT NUMBER (CRITICAL) N0001402C0250		2. SPUN (CRITICAL)	3. MOD (CRITICAL) P00008	4. PR NUMBER 03PR08533-03	PAGE 1 OF 1

5. CUN/SLIN	6. ACRN (CRITICAL)	7. ACCOUNTING CITATION		8. AMOUNT (CRITICAL)	NAW INTERNAL USE ONLY REF DOC/ACRN

	AJ	5733600 293 47WL 624348 6MPCAA 00700 62102F 503000 F03000 FRC: Z137 PR#03PR08533-03 DOC#NGWSML00372312 Sub. Date : 03 JUL 2003		[***]

			PAGE TOTAL GRAND TOTAL	[***] [***]

PREPARED/AUTHORIZED BY: DATE:			COMPTROLLER APPROVAL: FOR FISCAL DATA AND SIGNATURE BY for COMPTROLLER, ONR CONTRACT REVIEWED DATE:

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.